               ANNUAL REPORT
-------------------------------------
    August 31, 1997


          NEUBERGER&BERMAN
          EQUITY TRUST-Registered Trademark-

Neuberger&Berman
          FOCUS TRUST

Neuberger&Berman
          GENESIS TRUST

Neuberger&Berman
          GUARDIAN TRUST

Neuberger&Berman
          MANHATTAN TRUST

Neuberger&Berman
          PARTNERS TRUST

          EQUITY ASSETS-SM-

Neuberger&Berman
          SOCIALLY RESPONSIVE TRUST

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                                      A-4

    PORTFOLIO COMMENTARY
Focus Trust                                                A-6
Genesis Trust                                              A-9
Guardian Trust                                            A-12
Manhattan Trust                                           A-15
Partners Trust                                            A-18
Socially Responsive Trust                                 A-21

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Focus Trust                                                B-1
Genesis Trust                                              B-3
Guardian Trust                                             B-5
Manhattan Trust                                            B-6
Partners Trust                                             B-8
Socially Responsive Trust                                  B-9

    FINANCIAL STATEMENTS                                  B-10

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                                               B-21
Genesis Trust                                             B-22
Guardian Trust                                            B-23
Manhattan Trust                                           B-24
Partners Trust                                            B-25
Socially Responsive Trust                                 B-26

    REPORT OF INDEPENDENT ACCOUNTANTS/AUDITORS            B-29

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                           B-32
Genesis Portfolio                                         B-34
Guardian Portfolio                                        B-38
Manhattan Portfolio                                       B-41
Partners Portfolio                                        B-43
Socially Responsive Portfolio                             B-46

    FINANCIAL STATEMENTS                                  B-50

    FINANCIAL HIGHLIGHTS                                  B-63

    REPORT OF INDEPENDENT ACCOUNTANTS/AUDITORS            B-66

    OTHER INFORMATION
Directory/Officers and Trustees                            C-1

CHAIRMAN'S LETTER                                               October 17, 1997

Dear Fellow Shareholder,
  Despite sharp corrections in March, early April, and again in late July-August, the stock market continued its historic advance with the Standard & Poor's "500" Index returning 14.78% and 40.73%, respectively, for the six- and twelve-month periods concluding August 31, 1997. In August, the blue chip growth stocks, which outpaced virtually every other sector for the last two and a half years, surrendered market leadership to large-cap value stocks, and small- and mid-cap stocks in general.
  Driven by the exceptional performance of a relative handful of the Index's largest stocks, the S&P "500" has materially out-performed broader market indices and most active equities managers in recent years. This changed rather suddenly in August, with the S&P (and the Dow Jones Industrial Average -- another rather narrow large-cap stock index) bearing the brunt of the market correction. Is this dramatic change in market leadership a temporary phenomena or a major shift in investor focus? We believe the answer lies in valuations.
  In an article titled "Cautionary Tale of Index Fund Dangers" published in the July 23, 1997 edition of THE WALL STREET JOURNAL, our own Kent Simons, co-manager of the Neuberger&Berman Guardian and Focus Portfolios, addressed the valuation issue. Kent highlighted eight high-quality companies in the Guardian Portfolio that could theoretically be purchased in their entirety for less than the then $169.35 billion market capitalization of Coca-Cola. These eight companies are projected to have combined 1997 earnings of $12.4 billion compared to the $4.1 billion consensus earnings estimate for Coke. Although Coca-Cola was growing earnings at a higher rate than the average of Kent's eight companies, at its annual growth rate of 18%, it would take Coke nearly seven years to equal these companies' current projected 1997 earnings. The moral of the story is that while Coca-Cola is a terrific company, its valuation may have become excessive relative to many other equally fine companies. We believe the same can be said for a number of the other growth stock giants that have had such a disproportionate influence on the performance of the capitalization-weighted

S&P "500." Going forward, if investors are once again focusing on fundamentals, active, value-oriented managers will be competing on a much more level playing field with the indexers.
  We are proud of Neuberger&Berman's value heritage. But, we have also made a major commitment to growth stock investing. The recent addition of Jennifer Silver and Brooke Cobb, who are leading Neuberger&Berman LLC's new growth stock group and serving as co-managers of the Manhattan Portfolio, is an important step in enhancing our growth stock research and management capabilities. Jennifer comes to us from Putnam Investments, Inc., where she co-managed the $3.5 billion Putnam Vista Fund. Brooke is also a Putnam veteran and the former Chief Investment Officer of Bainco International Investors. I urge you to read the Manhattan shareholder letter (included in this Annual Report), in which Jennifer and Brooke detail their innovative growth-oriented investment discipline.
  In closing, we thank you for your confidence in our investment skills. We remain dedicated to helping you achieve your long-term financial objectives through our diversified value and growth stock portfolios.

Sincerely,
/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust
   THE MANAGEMENT TEAM OF KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO SHAPING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/EARNINGS MULTIPLES.

  For the fiscal six and twelve month periods ended August 31, 1997, Focus Trust returned 17.97% and 43.93%, respectively, versus the Standard & Poor's "500" Index's 14.78% and 40.73% gains over the same periods (see page B-1 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  Our portfolio holdings in the financial services sector (banking, finance, insurance, and investment companies), performed well with Merrill Lynch and Travelers Group at the top of the list. Our technology investments were also productive with Applied Materials and Compaq the stars of the show. Investments in heavy industry and media/entertainment companies lagged. We have reduced our exposure in the heavy industry sector and completely eliminated our positions in media/entertainment to focus our assets in groups we believe have better prospects in the fiscal year ahead.
  One of the premises of value investing is that over the long term, the stock market is a rational animal and that stock prices will ultimately reflect the underlying economic value of companies. Over the short term, the market and individual stock prices are influenced by investor emotion, fad, fashion and momentum. Human nature being what it is, relatively few investors -- amateur or professional -- rush out to buy stocks that have not been doing well. More often, investors are inclined to do today what they should have done two years ago. Which brings us to the subject of indexing.
  The S&P "500" has been a very tough hurdle for active managers over the last several years. S&P returns have been enhanced by the

----------------------------------------------------------------------
          Focus Trust (Cont'd)
exceptional performance of a relative handful of the large-cap growth stocks that heavily influence this capitalization-weighted index. For example, in the first six months of calendar 1997, the largest 30 companies in the S&P (just 6% of the 500 stocks in the index), represented approximately 34% of the index's weighting and contributed about 52% of its total performance. The better these stocks do, the heavier their weighting in the index. Consequently, a greater percentage of every dollar put in an S&P "500" index fund goes into these stocks, creating a snowball effect. The end result are valuations that defy economic reality.
  In August, a degree of sanity reappeared. Following cautions of modest earnings slowdowns from Coca-Cola and Gillette, there was a sharp correction in many of the large-cap growth "darlings" that have been propelling S&P "500" returns over the last several years.
  Investors seemed to wake up and ask themselves if they really wanted to pay 30-40 times earnings for these stocks when they could buy other fine companies with excellent earnings prospects for much lower multiples. This, of course, is music to our ears. If we are entering a period in which fundamentals once again matter, we believe the S&P "500" will be a much easier target for value-oriented investors like ourselves.
  We have had significant exposure to bank stocks for several years. The group has performed well, raising the issue of whether we can still fairly categorize the banks as an out-of-favor industry. We consider industries and individual stocks to be out-of-favor when we believe valuations do not adequately reflect superior earnings growth and return on equity prospects. Let's use CITICORP as an example. CITICORP is the most global and diverse money center bank, and in our opinion, the best positioned to produce consistently strong revenue gains. Management has set a goal of increasing return on equity to 18%, well above the market average. While we can't predict what management will do in the future, net earnings could advance in the 10%-12% annual range if the company continues to use excess cash flow to buy back stock (CITICORP has repurchased 70 million shares for $5.8 billion since mid-1995). Yet, at the close of this reporting period,

----------------------------------------------------------------------
          Focus Trust (Cont'd)
CITICORP stock was trading at about 16 times trailing 12 month earnings and about 15 times our 1997 earnings estimate. In CITICORP, we have a company with above-market average earnings growth and return on equity potential selling at a below market average multiple. We don't fall in love with stocks forever, and if CITICORP fails to live up to our fundamental expectations, or if we think it has become fully valued, we will respond. However, today, we still think it is a bargain.
  In closing, we are pleased to have exceeded our S&P "500" benchmark in fiscal 1997 and even more delighted the market appears poised to more adequately recognize fundamental value. We look forward to serving you in the year ahead.

Sincerely,

       /s/ Kent Simons                 /s/ Kevin Risen
         Kent Simons                     Kevin Risen

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Trust makes up more than a small fraction of the Portfolio's total assets. Prior to November 1, 1991, the investment policies of Focus required that it invest a substantial portion of its assets in the energy field. While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THE MANAGERS BELIEVE THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING HAS TRANSLATED INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the fiscal six and twelve month periods ended August 31, 1997, Genesis Trust returned 28.98% and 44.31% respectively. This compares to the Russell 2000-Registered Trademark- Index's gains of 18.53% and 28.96%, respectively, over the same time periods (see page B-3 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  As the performance results reflect, we've had a terrific year. Our investments in aerospace components, energy, oil services, and regional bank stocks were among the leaders in the performance parade, but many other industry group selections marched smartly ahead as well. Disappointments have come not from any particular industry groups, but rather from individual companies that have not lived up to earnings expectations. NN Ball & Roller, a niche ball bearing manufacturer with extensive business in the Pacific Rim, was a casualty of the economic problems plaguing many of the Asian "Tiger" nations. Lawter International, a specialty chemical company, suffered from slackening demand for its products and an unanticipated earnings shortfall.
  The Portfolio still has a significant weighting in the aerospace components group -- the companies that supply parts to Boeing and the other major commercial airplane builders. We believe we are only midway through an extended commercial aerospace boom. Boeing has ramped up production and new orders remain strong. Due to improving demand from Boeing and others, component suppliers are experiencing significant volume growth, which should translate into expanding profit margins and accelerating earnings.
  The oil patch is still vibrant. Oil prices have stabilized, the much ballyhooed natural gas bubble appears to have evaporated, and the percentage of "shut-in" production -- reserves instantly accessible to satisfy spikes in demand -- has declined from about 30% of production

----------------------------------------------------------------------
          Genesis Trust (Cont'd)
in the late 1980's to just around 5% today. All this would indicate to us that energy companies are likely to continue to be poking a lot of new holes to increase production. Oil service companies, particularly drilling rig owners and operators, are major beneficiaries of strong exploration and production activity.
  We believe the prospects for selected regional bank stocks are still excellent. We are stock-pickers, not economists. However, our reading of the economy is that interest rates should trend down over the next year. This should provide a modest tailwind for bank stocks, which are generally perceived as interest rate sensitive.
  We are focusing on regional banks in geographic areas -- like the oil patch -- we believe to have stronger than average economic growth prospects. Generally, the stronger the regional economy has been, the greater the loan demand, and the better the earnings prospects for local banks.
  Finally, we are partial to regional banks with significant "goodwill" lawsuits against the federal government. During the savings and loan crisis of the 1980s, large, financially healthy S&Ls were encouraged to buy smaller ailing thrifts. In the process, a lot of goodwill was added to the rescuers' balance sheets. Bank regulators permitted this goodwill to be included in the banks' stated capital. When the full magnitude of the savings and loan crisis became apparent in the early 1990's, the government reversed its decision and required goodwill to be removed as a capital asset. This damaged the "Good Samaritan" banks' balance sheets, reducing lending capital and restraining earnings. Regional banks are now suing the government for damages. Recently, the federal judge overseeing the Golden State Bancorp versus Uncle Sam suit urged the government to settle, publicly warning the government attorneys that if he were to decide the case that day, he would be inclined to award Golden State every dollar it was asking for. Four of our regional bank stock holdings have substantial goodwill lawsuits against the government. These are profitable, well-managed banks that we like based on their own fundamental merits. While each case will be decided on its own facts, if they win their suits or get large settlements from the government, these banks will receive cash windfalls representing a significant portion of their current market capitalizations.

----------------------------------------------------------------------
          Genesis Trust (Cont'd)

  Our investment opinions on every stock in the portfolio can change on short notice. However, in our reports to shareholders, we like to briefly discuss at least one portfolio holding that we currently favor. Since we've already gone into some detail on the regional banking group, let's fill in the blanks on Bank United Corp., a Texas savings and loan. Bank United is a beneficiary of the recovery in the Texas economy, spawned in part by strength in the oil patch. It has a sizable Net Operating Loss carry forward, which will reduce its future tax bills and enhance cash flow. Bank United also has a sizable goodwill lawsuit pending against the government. In addition, we believe it will benefit from recent state legislation, which for the first time, allows Texas banks to offer home equity loans -- potentially a very profitable business. Bank United has been gearing up to enter this new market, and we expect it to hit the street running. We believe the bank has very good earnings growth potential going forward. If the company wins or favorably settles its goodwill lawsuit with the government, there would be a lot of icing on this already appetizing cake.
  In closing, we are proud of the portfolio's strong returns this year and hope to build on our performance record in the years ahead.

Sincerely,

       /s/ Judith Vale               /s/ Robert D'Alelio
         Judith Vale                   Robert D'Alelio

                             Portfolio Co-Managers

*The Russell 2000 Index is an unmanaged index generally considered to be representative of small stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. The composition, industries and holdings of the Trust are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVER-REACTION TO REAL OR PERCEIVED PROBLEMS.

  For the fiscal six and twelve month periods ended August 31, 1997, Guardian Trust returned 16.10% and 39.56%, respectively, versus the Standard & Poor's "500"'s 14.78% and 40.73% gains over the same periods (see page B-5 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  Our investments in the financial services industries (banking, finance, insurance and brokerage/investment management) continued to perform well with Signet Banking (bought by First Union Corp. later in the period), Travelers Group, and Merrill Lynch near the top of the charts. Our electronics holdings also did quite well, led by Teradyne. Selected technology holdings soared with Applied Materials, KLA Tencor, and Texas Instruments more than doubling in fiscal 1997. As a result, we have taken profits. Portfolio holdings in the steel, energy, and media and entertainment industries disappointed. We have eliminated our positions in steel companies and almost all of our holdings in media and entertainment, re-allocating assets to other industry groups we believe offer better value.
  Investor emotion -- particularly fear -- has a powerful short-term influence on the stock market. This was demonstrated in 1993, when investors stampeded out of drug stocks as the Clintons and Ira Magaziner were threatening to radically overhaul America's healthcare system. Investors were simply afraid to own some absolutely terrific companies. Fear created opportunity that value investors were able to take advantage of when the panic subsided and the drug group rebounded strongly. In 1996 and the first half 1997, we saw a reverse panic -- investors were afraid not to own the giant blue chip growth

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
stocks. S&P "500" indexers took much of the credit (or should that be blame) for the rather incredible valuations given to the big-cap market "darlings." But, index fund investors were not the only folks driving these stocks higher. Active managers were throwing in the towel and almost regardless of their stated discipline, loading up on Coca-Cola, Gillette, GE, Procter & Gamble and a handful of the other favored few. This "if you can't beat them, join them" response has also created opportunity. We believe investors who conquered the fear of under-performing the S&P are well positioned to take advantage of a market that is now more inclined to acknowledge fundamental values.
  Another great danger created by euphoric markets is to buy "relative value." The rationale is that if XYZ stock is growing earnings at 15% and trading at a price/earnings ratio of 40, then PDQ stock, which is also growing earnings at 15% and "only" trading at 35 times earnings is a raging bargain. This is a trap we strive to avoid. To us, cheap does not mean less expensive. We want to own companies trading at a price/earnings and return on equity discounts to the market, but valuations must be sensible on an absolute basis as well. In other words, we would much rather be right than less wrong.
  We would not describe investors' current attitude on the auto industry as a panic. But, judging from the present valuations of the big three auto companies, investors seem to fear the autos are as vulnerable to a slowing economy as they were to the steeper economic downturns of the boom and bust cycles of the past. We believe this is an over-reaction. The bear case on the auto companies is that the economic expansion is long of tooth and the strength of the dollar against the yen is making Japanese products much more competitive. These concerns are, to a degree, justified. If the economy slows, a decline in vehicle demand is possible. Retail incentives -- price discounting -- are up, partially in response to Japanese competition. However, cost cutting in the industry and much improved inventory management should help cushion a fall resulting from a decelerating economy. Importantly, the domestic autos are in vastly better financial shape than they were in the last cycle. Chrysler, for example, has a cash horde of $8 billion to help see it through a period of weak demand and soft pricing. Although we can't

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
predict what the company would do, some of this king's ransom could be used to help buoy stock price through dividend increases and significant share repurchases. Earnings could decline in calendar 1998, but through the cycle, we think they will make a good showing. Our substantial position in Chrysler stock is subject to change if we believe fundamentals warrant it. However, with the stock currently trading around 7.5 times our calendar 1997 earnings estimate, we think it is a long-term bargain.
  This rising market has given us the opportunity to take profits in portfolio holdings that became fairly, if not fully priced. We have also reduced or eliminated positions in several industry groups with diminishing prospects. The result is a somewhat more concentrated portfolio that we believe will enhance return potential in the year ahead.
  In closing, we are pleased with our competitive returns relative to the S&P "500" benchmark. Going forward, we welcome the challenges presented by what we believe is becoming a more selective and fundamentally disciplined market.

Sincerely,

       /s/ Kent Simons                 /s/ Kevin Risen
         Kent Simons                     Kevin Risen

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Trust are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR EXTENSIVE RESEARCH HAS REVEALED THAT THE STOCKS OF COMPANIES THAT CONSISTENTLY EXCEEDED CONSENSUS EARNINGS ESTIMATES TENDED TO BE TERRIFIC PERFORMERS. THEY SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEAT THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the fiscal six and twelve month periods ended August 31, 1997, Manhattan Trust returned, 15.11% and 38.84%, respectively. This compares to the S&P "500" Index's 14.78% and 40.73%, gains over the same periods (see page B-6 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, the portfolio's financial services, technology, and health care investments excelled. Although posting positive returns, investments in the energy, communications, and consumer cyclical groups on average under-performed. We are pleased by the portfolio's very competitive performance versus the S&P "500," particularly because it was achieved during a period of transition as we took over from Mark Goldstein and began rapidly reshaping the portfolio. The re-engineering of the portfolio is now complete.
  Since this is our first opportunity to directly address the shareholders, we thought it important to describe our investment discipline in some detail. Let us begin by saying we are growth stock investors in the purest sense of the term. We want to own the stocks of companies that are growing earnings faster than the average American business and ideally, faster than the competitors in their respective industries. We are particularly biased towards companies that have consistently beaten consensus earnings estimates. Our extensive research has revealed that stocks whose earnings consistently exceeded expectations offered greater potential for long-term capital appreciation.
  We focus our research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
large-cap stock market. By operating in the mid-cap arena (stocks with market capitalizations between $500 million and $8 billion), we believe we are likely to identify more of our brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap stocks with what we think is comparable or in many cases, better earnings growth potential, we believe the portfolio is particularly well positioned in today's market. Going forward, the portfolio will use the Russell Midcap-TM- Growth Index* as its benchmark. Consistent with our clearly defined capitalization parameters and our growth style, we believe this is a more appropriate benchmark than the S&P "500."
  Let us once again emphasize we are growth stock investors. But, there is a value component to our discipline as well. We just define value differently. The kind of fast-growth companies we favor generally do not trade at below market average price/earnings ratios. However, they often trade at very reasonable multiples relative to annual earnings growth rates. Given the choice between two good companies with comparable earnings growth rates, we will select the one trading at the lower multiple to earnings growth.
  We are dispassionate sellers. If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive. We will maintain a broadly diversified portfolio rather than heavily concentrating our holdings in just a few of the fastest growing industry groups.
  An examination of the portfolio's current characteristics provides a good illustration of our discipline. As of August 31, 1997, the portfolio had 80 stocks in 11 different industry groups. The average weighted capitalization is approximately $4 billion. The majority of the Portfolio's companies exceeded consensus earnings estimates in the preceding quarter. Based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), the Portfolio's earnings are projected to grow 25% in calendar year 1998 and 21% annually over the next five years. The Portfolio is trading at just less than one time its projected five-year annual earnings growth rate.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

  To further demonstrate our approach, we will briefly discuss Staples, currently one of our largest holdings. Staples virtually created an entire new retail category, the office supply super store. It is a retailing concept that works and could continue to expand nationwide and perhaps globally. Recently reported earnings were 9% higher than consensus estimates. We expect additional pleasant earnings surprises going forward. At the close of this reporting period, Staples' stock traded at just 0.7 times our long-term earnings growth rate projections. With the caveat that things can change in a hurry and we will respond to those changes, we believe Staples will continue to be a very rewarding investment.
  In closing, we thank you for your patience as we have transformed the Manhattan Portfolio in to what we believe will be a more dynamic growth stock vehicle. We look forward to serving you and to welcoming new shareholders as we further demonstrate the effectiveness of our focused growth stock discipline.

Sincerely,

     /s/ Jennifer Silver               /s/ Brooke Cobb
       Jennifer Silver                   Brooke Cobb

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-TM- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest US companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the fiscal six and twelve month periods ended August 31, 1997, Partners Trust returned 19.06% and 47.11%, respectively, versus the S&P "500" Index's 14.78% and 40.73% gains over the same periods (see page B-8 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, our portfolio holdings in the paper and forest products, technology, insurance, entertainment, and retail sectors performed particularly well. Once again, our healthcare holdings lagged well behind. The major pharmaceutical companies, which we unfortunately had to pass on due to our value discipline, forged ahead. Returns from HMO's and biotechnology stocks that qualified as our kind of fundamental bargains were much less inspiring.
  Value investors occasionally get opportunities to buy unblemished companies that have somehow evaded Wall Street analysts' radar screens. More often, we are investing in good companies with real and/or perceived problems. Sometimes our timing is fortuitous and we buy right at the bottom. Generally, however, we are buying on the way down and patiently waiting for portfolio companies to demonstrate they have solved their problems or for perceptions to change. Our recent experience with cable television stocks demonstrates that patience can indeed be a virtue.
  When we began investing in cable TV operators, we knew the industry's problems. Cable operators were seeing cash flows decline due to stiffer competition from satellite broadcasters at a time when they needed to step up capital expenditures to modernize their systems. We

----------------------------------------------------------------------
          Partners Trust (Cont'd)
focused on the advantages of all those two-way wires connected to American homes. We eliminated positions in the financially weaker cable operators, but we believed the well-financed companies, which we held onto, would find the capital needed to upgrade systems and that new interactive services such as video-on-demand movies and internet connection through high speed cable modems would generate significant incremental business. We thought cable stock prices were fully discounting the industry's problems and not at all reflecting some of the potentially profitable developments. We waited and then waited some more for other investors to see the value in our cable holdings. Earlier this summer, another investor did. Recognizing that cable television lines into the home represented the best current transmission vehicle for internet connectivity, Microsoft Chairman Bill Gates invested $1 billion in Comcast, one of our cable television holdings. Investors took note and the entire cable television group took off. The second half of fiscal 1997 returns from our cable television holdings were spectacular. When our entire holding period is factored in, the returns from our cable TV investments were merely good. That is generally good enough for disciplined value investors.
  Our financial service sector holdings have performed well for several years. But, we are still finding selected values in the group. When we discuss portfolio holdings to illustrate our investment discipline, one must be aware we reserve the right to reduce or eliminate these positions if our perspective changes. This caveat duly noted, we believe Countrywide Credit Industries currently represents excellent value. Countrywide is the U.S.'s second largest originator and servicer of home mortgages. There is a lot of room for the company to increase its market share in both businesses in what is still a very fragmented industry. On the mortgage service side, Countrywide is a low cost provider, making it very attractive to the banks who are outsourcing mortgage servicing operations. The bear case on the mortgage service business is that if interest rates trend down, mortgages will be refinanced and Countrywide's mortgage service bookings will decline. However, with a weighted average coupon
(WAC) currently approximating rates

----------------------------------------------------------------------
          Partners Trust (Cont'd)
on a new no-point mortgage, we believe interest rates would have to come down substantially before costing Countrywide much servicing business.
  If much lower rates do spawn another refinancing boom, Countrywide could recapture lost revenue from servicing by originating new loans. In essence, any money coming from the left pocket could easily find its way to the right one. In addition, Countrywide is entering new related businesses like mortgage insurance and home appraisals, which historically have been highly profitable. Countrywide stock is currently trading at just 11 times our 1998 earnings estimate -- a deep discount from the current market multiple and a very reasonable price to pay for what we think is better than average earnings growth potential.
  This is the close of a very good year for Partners' Portfolio. Our value style was productive even in an environment that for the most part still favored growth stock investing. If the pattern we witnessed in August continues -- investors gravitating from large-cap growth stocks to the value and smaller capitalization sectors -- we should have the opportunity to excel in the year ahead.

Sincerely,

      /s/ Michael Kassen             /s/ Robert Gendelman
        Michael Kassen                 Robert Gendelman

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Trust

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD, IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); ARE GOOD CORPORATE CITIZENS; AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER& BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST BE FOUND TO BE FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six and twelve month periods ended August 31, 1997, Socially Responsive Trust returned 14.30% and 31.92%, respectively, compared to the Standard & Poor's "500" Index's 14.78% and 40.73% gains over the same periods (see page B-9 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, our retail, insurance, banking, and technology investments were, on average, stellar performers. Our telecommunications, food and beverage, and energy investments disappointed.
  Value investing requires patience. If you do your homework and find good companies in out-of-favor industries, patience is generally rewarded. Retail stocks were in Wall Street's "doghouse" in 1995-96. We had the opportunity to buy two of the best, Costco and Nordstrom, at very reasonable prices. Our little shopping spree didn't do much for the Portfolio last year, but it produced strong positive returns in fiscal year 1997.
  We are being similarly patient with our energy investments, which as a group lagged this year. The economics in the industry have improved as worldwide demand has continued to outpace new production. Exploration and production activity recently has been vigorous -- a very good sign for oil service companies. Political instability in oil-producing nations, weather patterns, and short-term supply/demand

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
imbalances will cause oil and gas prices to fluctuate. However, we believe the long-term prospects for energy pricing and energy stock earnings are favorable.
  We continue to have significant exposure to the banking sector. Our portfolio holdings in the group performed quite well in fiscal 1997. On a fundamental basis, we believe the stocks are still very reasonably priced. The regional bank stocks seem particularly appealing. Earnings have been progressing quite nicely despite a back-up in interest rates. If rates trend down from here -- the spread between interest rates and inflation is historically high -- regional banks could attract more investor attention. Finally, we believe consolidation in the industry could continue. The stocks should do well on fundamentals alone and we may even get a windfall in the form of a takeover of one or more of our regional bank holdings.
  In our shareholder letter, we like to go into detail on at least one current portfolio holding that illustrates our investment approach. Be advised, we can change our minds on any stock in our portfolio if deteriorating fundamentals or price appreciation warrants it. Technology giant Intel was one of our better performing stocks in fiscal 1997. We think it will continue to do well. As the leading designer and manufacturer of microprocessors, Intel holds the dominant market share in a rapidly growing industry. Enormous research and development spending, in addition to high capital expenditures, has allowed the company to maintain and enhance its competitive position.
  Intel is also one of America's better corporate citizens. The company has a good environmental record. It has a diverse workforce, with women and minorities well represented. It is employee friendly, with numerous family-oriented programs in the workplace. Finally, the company is one of the largest charitable givers in the American corporate community.
  In closing, our mandate does present special challenges. We must find not only good companies, but also companies that are good to their employees and society in general. If we can do so successfully, we

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)
receive a double reward -- the gratification all portfolio managers get from taking good care of their shareholders, and the special feeling of accomplishment from doing so in a socially responsive manner.

Sincerely,

/s/ Janet Prindle
Janet Prindle
Portfolio Manager

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Focus Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Focus   S&P "500"(2)
1 Year                               +43.93%        +40.73%
5 Year                               +22.58%        +19.78%
10 Year                              +14.70%        +13.85%
                                 Focus Trust      S&P "500"
1987                                 $10,000        $10,000
1988                                  $8,491         $8,201
1989                                 $11,408        $11,418
1990                                 $10,983        $10,833
1991                                 $12,736        $13,756
1992                                 $14,239        $14,848
1993                                 $18,255        $17,104
1994                                 $20,733        $18,046
1995                                 $26,422        $21,912
1996                                 $27,379        $26,009
1997                                 $39,407        $36,602

   The performance information for Neuberger&Berman Focus Trust-SM- is as of August 31, 1997. Neuberger&Berman Focus Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Focus Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger& Berman Management
Inc.-Registered Trademark- The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Focus Fund.
   The Trust's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Trust. Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Trust's current investment policies. While the Trust's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Genesis Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return1
                                      Genesis  Russell 2000-R-2
1 Year                                +44.31%           +28.96%
5 Year                                +22.35%           +19.36%
Life of Fund                          +16.76%           +14.57%
                                Genesis Trust      Russell 2000
9/27/88                               $10,000           $10,000
1989                                  $13,045           $12,317
1990                                  $10,236            $9,877
1991                                  $13,856           $12,963
1992                                  $14,562           $13,910
1993                                  $18,072           $18,435
1994                                  $19,061           $19,516
1995                                  $22,780           $23,581
1996                                  $27,664           $26,134
1997                                  $39,923           $33,701

   The performance information for Neuberger&Berman Genesis
Trust-Registered Trademark- is as of August 31, 1997. Neuberger&Berman Genesis Trust started operating on August 26, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Genesis Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 26, 1993, is for the Sister Fund which commenced operations on September 27, 1988. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Effective May 1, 1995, Neuberger& Berman Management Inc. has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio-SM- and indirectly by Neuberger&Berman Genesis Trust to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such arrangements, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Genesis Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Guardian Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Guardian   S&P "500"(2)
1 Year                                  +39.56%        +40.73%
5 Year                                  +19.85%        +19.78%
10 Year                                 +14.42%        +13.85%
                                 Guardian Trust      S&P "500"
1987                                    $10,000        $10,000
1988                                     $8,931         $8,201
1989                                    $11,958        $11,418
1990                                    $10,464        $10,833
1991                                    $13,654        $13,756
1992                                    $15,550        $14,848
1993                                    $19,102        $17,104
1994                                    $21,122        $18,046
1995                                    $26,194        $21,912
1996                                    $27,553        $26,009
1997                                    $38,455        $36,602

   The performance information for Neuberger&Berman Guardian Trust-SM- is as of August 31, 1997. Neuberger&Berman Guardian Trust started operating on August 3, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Guardian Fund-SM- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 3, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Guardian Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Manhattan Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                                                     Russell Midcap-TM-
                                       Manhattan   S&P "500"(2)         Growth Index(2)
1 Year                                   +38.84%        +40.73%                 +31.23%
5 Year                                   +17.56%        +19.78%                 +18.56%
10 Year                                  +11.49%        +13.85%                 +13.18%
                                 Manhattan Trust      S&P "500"   Russell Midcap Growth
1987                                     $10,000        $10,000                 $10,000
1988                                      $8,021         $8,201                  $8,052
1989                                     $11,423        $11,418                 $11,014
1990                                     $10,000        $10,833                  $9,923
1991                                     $12,616        $13,756                 $13,789
1992                                     $13,214        $14,848                 $14,722
1993                                     $16,873        $17,104                 $17,874
1994                                     $17,497        $18,046                 $18,837
1995                                     $22,029        $21,912                 $23,499
1996                                     $21,372        $26,009                 $26,276
1997                                     $29,673        $36,602                 $34,483

   The performance information for Neuberger&Berman Manhattan
Trust-Registered Trademark- is as of August 31, 1997. Neuberger&Berman Manhattan Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Manhattan Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Manhattan Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, Neuberger&Berman Manhattan Portfolio-SM- (the "Portfolio") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman Portfolios.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the Portfolio. Ms. Silver now heads Neuberger&Berman, LLC's new Growth Equity Group in Boston. The Portfolio is now managed using a growth-oriented investment approach. True to this new approach, the Managers seek securities of companies that are growing earnings faster than the average American business, and ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Portfolio can still invest in securities of small-, medium-, and large-cap companies, the Portfolio Managers currently intend to focus on the securities of medium-cap companies.

The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Index, on the other hand, measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Therefore, the Portfolio prior to July 1997 was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, the current Portfolio is more appropriately compared to the Russell Midcap Growth Index as a benchmark.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Partners Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                      Partners   S&P "500"(2)
1 Year                                 +47.11%        +40.73%
5 Year                                 +22.44%        +19.78%
10 Year                                +14.33%        +13.85%
                                Partners Trust      S&P "500"
1987                                   $10,000        $10,000
1988                                    $8,820         $8,201
1989                                   $11,615        $11,418
1990                                   $10,823        $10,833
1991                                   $12,775        $13,756
1992                                   $13,860        $14,848
1993                                   $17,763        $17,104
1994                                   $18,759        $18,046
1995                                   $22,795        $21,912
1996                                   $25,932        $26,009
1997                                   $38,148        $36,602

   The performance information for Neuberger&Berman Partners Trust-SM- is as of August 31, 1997. Neuberger&Berman Partners Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Partners Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Partners Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Socially Responsive Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                Socially Responsive   S&P "500"(2)
1 Year                                      +31.92%        +40.73%
Life of Fund                                +20.02%        +23.65%
                                Socially Responsive
                                              Trust      S&P "500"
3/16/94                                     $10,000        $10,000
8/31/94                                     $10,070        $10,279
1995                                        $11,865        $12,481
1996                                        $14,261        $14,814
1997                                        $18,813        $20,848

   The performance information for Neuberger&Berman Socially Responsive Trust-SM- is as of August 31, 1997. Neuberger&Berman Socially Responsive Trust started operating on March 3, 1997. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Socially Responsive Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before March 3, 1997, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Socially Responsive Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------


                                                                 EQUITY TRUST
                                                              -------------------
                                                               FOCUS     GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                       TRUST      TRUST
                                                              -------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note
        A)                                                    $162,588  $377,916
      Deferred organization costs (Note A)                          10        10
      Receivable for Trust shares sold                             485     5,079
      Receivable from administrator -- net (Note B)                 --        --
                                                              -------------------
                                                               163,083   383,005
                                                              -------------------
LIABILITIES
      Payable for Fund expenses (Note B)                            --        --
      Payable for Trust shares redeemed                          2,095       119
      Payable to administrator -- net (Note B)                      59       121
      Accrued organization costs (Note A)                           --        --
      Accrued expenses                                              32        28
                                                              -------------------
                                                                 2,186       268
                                                              -------------------
NET ASSETS at value                                           $160,897  $382,737
                                                              -------------------

NET ASSETS consist of:
      Par value                                               $      8  $     18
      Paid-in capital in excess of par value                   122,415   304,439
      Accumulated undistributed net investment income               26        --
      Accumulated net realized gains on investment               3,658     3,817
      Net unrealized appreciation in value of investment        34,790    74,463
                                                              -------------------
NET ASSETS at value                                           $160,897  $382,737
                                                              -------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)             7,565    17,845
                                                              -------------------

NET ASSET VALUE, offering and redemption price per share        $21.27    $21.45
                                                              -------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1997
----------------------------------------------------------------------

                                                                                                  EQUITY ASSETS
                                                                         EQUITY TRUST             -------------
                                                              ----------------------------------    SOCIALLY
                                                               GUARDIAN    MANHATTAN   PARTNERS    RESPONSIVE
                                                                 TRUST       TRUST       TRUST        TRUST
                                                              -------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note
        A)                                                    $2,273,339    $51,010    $470,161      $7,707
      Deferred organization costs (Note A)                             9         10          10         102
      Receivable for Trust shares sold                             8,866         95       1,224          42
      Receivable from administrator -- net (Note B)                   --         --          --          23
                                                              -------------------------------------------------
                                                               2,282,214     51,115     471,395       7,874
                                                              -------------------------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                              --         --          --           8
      Payable for Trust shares redeemed                           11,574          8         634          --
      Payable to administrator -- net (Note B)                       776         20         160          --
      Accrued organization costs (Note A)                             --         --          --         114
      Accrued expenses                                               112         24          27          20
                                                              -------------------------------------------------
                                                                  12,462         52         821         142
                                                              -------------------------------------------------
NET ASSETS at value                                           $2,269,752    $51,063    $470,574      $7,732
                                                              -------------------------------------------------

NET ASSETS consist of:
      Par value                                               $      117    $     3    $     25      $    1
      Paid-in capital in excess of par value                   1,595,058     34,719     365,535       7,198
      Accumulated undistributed net investment income              2,314         --       1,364           1
      Accumulated net realized gains on investment               143,597      9,031      40,046          70
      Net unrealized appreciation in value of investment         528,666      7,310      63,604         462
                                                              -------------------------------------------------
NET ASSETS at value                                           $2,269,752    $51,063    $470,574      $7,732
                                                              -------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)             116,563      3,237      25,035         676
                                                              -------------------------------------------------

NET ASSET VALUE, offering and redemption price per share          $19.47     $15.77      $18.80      $11.43
                                                              -------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------

                                                                   EQUITY TRUST

                                                                FOCUS       GENESIS
                                                                TRUST        TRUST
                                                               For the      For the
                                                                 Year         Year
                                                                Ended        Ended
                                                              August 31,   August 31,
(000'S OMITTED)                                                  1997         1997
                                                              -----------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)    $ 1,110      $ 1,678
                                                              -----------------------
    Expenses:
      Administration fee (Note B)                                  418          615
      Amortization of deferred organization and initial
        offering expenses (Note A)                                   9            9
      Auditing fees                                                  5            5
      Custodian fees                                                11           11
      Legal fees                                                    11           16
      Registration and filing fees                                  49           49
      Shareholder reports                                           26           23
      Shareholder servicing agent fees                              20           19
      Trustees' fees and expenses                                    1            3
      Miscellaneous                                                  1            1
      Expenses from corresponding Portfolio (Notes A & B)          550        1,178
                                                              -----------------------
        Total expenses                                           1,101        1,929
      Expenses reimbursed by administrator and/or reduced by
        custodian fee arrangement (Note B)                        (103)          (1)
                                                              -----------------------
        Total net expenses                                         998        1,928
                                                              -----------------------
        Net investment income (loss)                               112         (250)
                                                              -----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities                   3,661        4,157
    Net realized loss on option contracts written                  (16)          --
    Change in net unrealized appreciation of investment
      securities and option contracts written                   32,689       62,917
                                                              -----------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                              36,334       67,074
                                                              -----------------------
        Net increase in net assets resulting from operations   $36,446      $66,824
                                                              -----------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                          EQUITY TRUST                EQUITY ASSETS
                                                                                                         SOCIALLY
                                                                                                        RESPONSIVE
                                                                                                          TRUST
                                                               GUARDIAN    MANHATTAN     PARTNERS        For the
                                                                TRUST        TRUST        TRUST        Period from
                                                                                                      March 3, 1997
                                                               For the      For the      For the      (Commencement
                                                                 Year         Year         Year       of Operations)
                                                                Ended        Ended        Ended             to
                                                              August 31,   August 31,   August 31,      August 31,
                                                                 1997         1997         1997            1997
                                                              -------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)    $ 23,883     $   351      $ 4,159           $ 29
                                                              -------------------------------------------------------
    Expenses:
      Administration fee (Note B)                                 7,078         178        1,074              7
      Amortization of deferred organization and initial
        offering expenses (Note A)                                   10           9            9             11
      Auditing fees                                                   5           9            5              5
      Custodian fees                                                 11          10           10              5
      Legal fees                                                     15          11           10              3
      Registration and filing fees                                  150          29           61              3
      Shareholder reports                                           147          19           33             13
      Shareholder servicing agent fees                               27          18           20             --
      Trustees' fees and expenses                                    16           1            2             --
      Miscellaneous                                                   8           1            2             --
      Expenses from corresponding Portfolio (Notes A & B)         8,097         262        1,301             11
                                                              -------------------------------------------------------
        Total expenses                                           15,564         547        2,527             58
      Expenses reimbursed by administrator and/or reduced by
        custodian fee arrangement (Note B)                           (1)        (64)         (90)           (30)
                                                              -------------------------------------------------------
        Total net expenses                                       15,563         483        2,437             28
                                                              -------------------------------------------------------
        Net investment income (loss)                              8,320        (132)       1,722              1
                                                              -------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities                  144,961       9,993       41,373             69
    Net realized loss on option contracts written                (2,026)         --           --             --
    Change in net unrealized appreciation of investment
      securities and option contracts written                   430,378       4,760       55,878            462
                                                              -------------------------------------------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                              573,313      14,753       97,251            531
                                                              -------------------------------------------------------
        Net increase in net assets resulting from operations   $581,633     $14,621      $98,973           $532
                                                              -------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------

                                                                                                        EQUITY TRUST

                                                                                               FOCUS TRUST        GENESIS TRUST
                                                                                                   Year               Year
                                                                                                  Ended               Ended
                                                                                                August 31,         August 31,
(000'S OMITTED)                                                                               1997      1996      1997     1996
                                                                                            -------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                                            $    112  $    230  $   (250) $  (104)
    Net realized gain (loss) on investments from corresponding Portfolio (Note A)              3,645      (313)    4,157    1,183
    Change in net unrealized appreciation of investments from corresponding Portfolio
      (Note A)                                                                                32,689       488    62,917    6,518
                                                                                            -------------------------------------
    Net increase (decrease) in net assets resulting from operations                           36,446       405    66,824    7,597
                                                                                            -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                       (289)      (33)       --       --
    Net realized gain on investments                                                              --      (133)     (846)    (822)
                                                                                            -------------------------------------
    Total distributions to shareholders                                                         (289)     (166)     (846)    (822)
                                                                                            -------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial capitalization of the Fund (Note A)                      --        --        --       --
    Proceeds from shares sold to the public                                                  111,352    59,911   283,599   30,213
    Proceeds from reinvestment of dividends and distributions                                    289       161       846      822
    Payments for shares redeemed                                                             (42,514)  (19,169)  (32,922)  (3,211)
                                                                                            -------------------------------------
    Net increase (decrease) from Trust share transactions                                     69,127    40,903   251,523   27,824
                                                                                            -------------------------------------
NET INCREASE IN NET ASSETS                                                                   105,284    41,142   317,501   34,599
NET ASSETS:
    Beginning of year                                                                         55,613    14,471    65,236   30,637
                                                                                            -------------------------------------
    End of year                                                                             $160,897  $ 55,613  $382,737  $65,236
                                                                                            -------------------------------------
    Accumulated undistributed net investment income at end of year                          $     26  $    203  $     --  $    --
                                                                                            -------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the Fund (Note A)                                           --        --        --       --
    Sold to the public                                                                         6,127     4,038    15,306    2,095
    Issued on reinvestment of dividends and distributions                                         17        11        51       64
    Redeemed                                                                                  (2,329)   (1,303)   (1,865)    (227)
                                                                                            -------------------------------------
    Net increase (decrease) in shares outstanding                                              3,815     2,746    13,492    1,932
                                                                                            -------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                        EQUITY TRUST

                                                                  GUARDIAN TRUST       MANHATTAN TRUST       PARTNERS TRUST
                                                                       Year                  Year                 Year
                                                                      Ended                 Ended                Ended
                                                                    August 31,            August 31,           August 31,
                                                                 1997        1996       1997      1996       1997       1996
                                                              ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                              $    8,320  $   13,233  $   (132) $   (172) $    1,722  $    726
    Net realized gain (loss) on investments from
      corresponding Portfolio (Note A)                           142,935      24,032     9,993     1,705      41,373     7,827
    Change in net unrealized appreciation of investments
      from corresponding Portfolio (Note A)                      430,378       8,398     4,760    (3,356)     55,878       212
                                                              ----------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 581,633      45,663    14,621    (1,823)     98,973     8,765
                                                              ----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                         (9,986)     (9,999)       --        --        (961)     (364)
    Net realized gain on investments                             (22,820)    (10,557)   (2,874)   (1,370)     (7,693)   (4,629)
                                                              ----------------------------------------------------------------
    Total distributions to shareholders                          (32,806)    (20,556)   (2,874)   (1,370)     (8,654)   (4,993)
                                                              ----------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial capitalization of
      the Fund (Note A)                                               --          --        --        --          --        --
    Proceeds from shares sold to the public                      743,301     854,807    18,421    24,466     344,075    75,478
    Proceeds from reinvestment of dividends and
      distributions                                               32,801      20,520     2,874     1,370       8,113     4,893
    Payments for shares redeemed                                (395,265)   (243,412)  (30,177)  (10,026)   (100,384)  (17,026)
                                                              ----------------------------------------------------------------
    Net increase (decrease) from Trust share transactions        380,837     631,915    (8,882)   15,810     251,804    63,345
                                                              ----------------------------------------------------------------
NET INCREASE IN NET ASSETS                                       929,664     657,022     2,865    12,617     342,123    67,117
NET ASSETS:
    Beginning of year                                          1,340,088     683,066    48,198    35,581     128,451    61,334
                                                              ----------------------------------------------------------------
    End of year                                               $2,269,752  $1,340,088  $ 51,063  $ 48,198  $  470,574  $128,451
                                                              ----------------------------------------------------------------
    Accumulated undistributed net investment income at end
      of year                                                 $    2,314  $    3,980  $     --  $     --  $    1,364  $    603
                                                              ----------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the Fund (Note A)               --          --        --        --          --        --
    Sold to the public                                            43,802      60,492     1,312     1,900      20,951     5,647
    Issued on reinvestment of dividends and distributions          2,055       1,469       226       110         538       394
    Redeemed                                                     (23,424)    (17,232)   (2,257)     (792)     (6,046)   (1,287)
                                                              ----------------------------------------------------------------
    Net increase (decrease) in shares outstanding                 22,433      44,729      (719)    1,218      15,443     4,754
                                                              ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------

                                                               EQUITY ASSETS
                                                                  SOCIALLY
                                                                 RESPONSIVE
                                                                   TRUST
                                                                Period from
                                                               March 3, 1997
                                                               (Commencement
                                                               of Operations)
                                                                     to
                                                                 August 31,
(000'S OMITTED)                                                     1997
                                                              ----------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                       $    1
    Net realized gain (loss) on investments from
      corresponding Portfolio (Note A)                                     69
    Change in net unrealized appreciation of investments
      from corresponding Portfolio (Note A)                               462
                                                                      --------
    Net increase (decrease) in net assets resulting from
      operations                                                          532
                                                                      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                  --
    Net realized gain on investments                                       --
                                                                      --------
    Total distributions to shareholders                                    --
                                                                      --------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial capitalization of
      the Fund (Note A)                                                   100
    Proceeds from shares sold to the public                             7,261
    Proceeds from reinvestment of dividends and
      distributions                                                        --
    Payments for shares redeemed                                         (161)
                                                                      --------
    Net increase (decrease) from Trust share transactions               7,200
                                                                      --------
NET INCREASE IN NET ASSETS                                              7,732
NET ASSETS:
    Beginning of year                                                      --
                                                                      --------
    End of year                                                        $7,732
                                                                      --------
    Accumulated undistributed net investment income at end
      of year                                                          $    1
                                                                      --------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of the Fund (Note A)                    10
    Sold to the public                                                    680
    Issued on reinvestment of dividends and distributions                  --
    Redeemed                                                              (14)
                                                                      --------
    Net increase (decrease) in shares outstanding                         676
                                                                      --------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Trust and Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Trust ("Focus"), Neuberger&Berman Genesis Trust ("Genesis"), Neuberger&Berman Guardian Trust ("Guardian"), Neuberger&Berman Manhattan Trust ("Manhattan"), and Neuberger&Berman Partners Trust ("Partners") are separate operating series of Neuberger&Berman Equity Trust ("Equity Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. Neuberger&Berman Socially Responsive Trust ("Socially Responsive") is a separate operating series of Neuberger&Berman Equity Assets ("Equity Assets"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. These six aforementioned series are collectively referred to as the "Funds." Equity Trust and Equity Assets (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and their shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Socially Responsive had no operations until March 3, 1997, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act, and the sale and issuance of 10,000 shares to Neuberger&Berman Management Incorporated ("Management") on October 26, 1994. The trustees of the Trusts may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (10.33%, 34.87%, 25.96%, 8.21%, 13.15%, and 3.01%, for Focus,
   Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively, at August 31, 1997). 73.67% of Neuberger& Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by Management. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued by Equity Managers Trust as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trusts are treated as a separate entity for Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, Manhattan, and Partners to continue to qualify and the intention of Socially Responsive to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by that Fund on a straight-line basis over a five-year period. At August 31, 1997, the unamortized balance of such expenses amounted to $9,716, $9,608, $8,970, $9,715, $9,717, and $102,264,
   for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively. The accrued organization costs for Socially Responsive are payable to Management, the administrator to the Fund.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trusts with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. Effective October 11, 1996, states may no longer impose expense limitations as a condition to the sale of mutual fund shares. The most restrictive expense limitation applicable prior to that date, to which each Fund (excluding Socially Responsive) was subject, was 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of any state expense limitation was required for the period ended August 31, 1997.
   Management has voluntarily undertaken (subject to termination upon 60 days' prior written notice) to reimburse Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive for their Operating Expenses which, in the aggregate, exceed by more than .10% the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. For the year ended August 31, 1997, expenses (net of reimbursement) incurred by Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive amounted to .96%, 1.25%, .88%, 1.09%, .91%, and 1.58%, respectively, of average daily net assets on an annualized basis.
   Since inception of Socially Responsive, Management has voluntarily undertaken to pay certain expenses as an advance. These expenses will be repaid by the Fund to Management in the future, and are included under the caption Payable for Fund expenses in the Statements of Assets and Liabilities.

   All of the capital stock of Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $461, $1,280, $785, $64, $393, and $4, for Focus, Genesis,
Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the period ended August 31, 1997, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
-------------------------------------------------------------------------------
FOCUS                                            $  87,069,461     $15,540,958

GENESIS                                            251,656,873       6,501,081

GUARDIAN                                           425,431,726      75,803,622

MANHATTAN                                           11,319,637      25,363,996

PARTNERS                                           276,258,772      34,719,470

SOCIALLY RESPONSIVE                                  7,324,107         165,650

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                Period from
                                                                                                             August 30, 1993(2)
                                                                                 Year Ended August 31,         to August 31,
                                                                              1997    1996    1995    1994          1993
                                                                             --------------------------------------------------
Net Asset Value, Beginning of Year                                           $14.83  $14.41  $11.36  $10.03        $10.00
                                                                             --------------------------------------------------
Income From Investment Operations
    Net Investment Income                                                       .01     .06     .05     .05            --
    Net Gains or Losses on Securities (both realized and unrealized)           6.49     .46    3.05    1.31           .03
                                                                             --------------------------------------------------
      Total From Investment Operations                                         6.50     .52    3.10    1.36           .03
                                                                             --------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                     (.06)   (.02)   (.05)   (.02)           --
    Distributions (from capital gains)                                           --    (.08)     --    (.01)           --
                                                                             --------------------------------------------------
      Total Distributions                                                      (.06)   (.10)   (.05)   (.03)           --
                                                                             --------------------------------------------------
Net Asset Value, End of Year                                                 $21.27  $14.83  $14.41  $11.36        $10.03
                                                                             --------------------------------------------------
Total Return(3)                                                              +43.93%  +3.62% +27.44% +13.58%        +0.30%(4)
                                                                             --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                                    $160.9  $ 55.6  $ 14.5  $  1.6        $   --
                                                                             --------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                            .96%    .99%     --      --            --
                                                                             --------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(6)                              .96%    .99%    .96%    .85%          .92%(7)
                                                                             --------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets(6)                     .11%    .63%    .67%    .92%          .05%(7)
                                                                             --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                     Period from
                                                                                                      August 26,
                                                                                                       1993(2)
                                                                Year Ended August 31,               to August 31,
                                                          1997      1996      1995      1994             1993
                                                         ----------------------------------------------------------
Net Asset Value, Beginning of Year                       $14.99    $12.65    $10.59    $10.05          $10.00
                                                         ----------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                           (.01)     (.02)     (.01)     (.01)             --
    Net Gains or Losses on Securities (both realized
     and unrealized)                                       6.61      2.68      2.08       .56             .05
                                                         ----------------------------------------------------------
      Total From Investment Operations                     6.60      2.66      2.07       .55             .05
                                                         ----------------------------------------------------------
Less Distributions
    Distributions (from capital gains)                     (.14)     (.32)     (.01)     (.01)             --
                                                         ----------------------------------------------------------
Net Asset Value, End of Year                             $21.45    $14.99    $12.65    $10.59          $10.05
                                                         ----------------------------------------------------------
Total Return(3)                                          +44.31%   +21.44%   +19.51%    +5.47%          +0.50%(4)
                                                         ----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                $382.7    $ 65.2    $ 30.6    $  3.1          $   --
                                                         ----------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)       1.26%     1.38%       --        --              --
                                                         ----------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(6)         1.25%     1.38%     1.42%     1.36%           1.51%(7)
                                                         ----------------------------------------------------------
    Ratio of Net Investment Loss to Average Net
     Assets(6)                                             (.16%)    (.27%)    (.24%)    (.21%)          (.44%)(7)
                                                         ----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                       Period from
                                                                                                    August 3, 1993(2)
                                                               Year Ended August 31,                  to August 31,
                                                      1997         1996        1995       1994            1993
                                                    -----------------------------------------------------------------
Net Asset Value, Beginning of Year                  $  14.24     $  13.83     $11.27     $10.27          $10.00
                                                    -----------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                .08          .16        .13        .09              --
    Net Gains or Losses on Securities (both
     realized and unrealized)                           5.48          .55       2.55        .99             .27
                                                    -----------------------------------------------------------------
      Total From Investment Operations                  5.56          .71       2.68       1.08             .27
                                                    -----------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)              (.10)        (.14)      (.12)      (.07)             --
    Distributions (from capital gains)                  (.23)        (.16)        --       (.01)             --
                                                    -----------------------------------------------------------------
      Total Distributions                               (.33)        (.30)      (.12)      (.08)             --
                                                    -----------------------------------------------------------------
Net Asset Value, End of Year                        $  19.47     $  14.24     $13.83     $11.27          $10.27
                                                    -----------------------------------------------------------------
Total Return(3)                                       +39.56%       +5.19%    +24.01%    +10.57%          +2.70%(4)
                                                    -----------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $2,269.8     $1,340.1     $683.1     $ 75.8          $   --
                                                    -----------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                           .88%         .92%        --         --              --
                                                    -----------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets          .88%         .92%(6)    .90%(6)    .80%(6)         .81%(6)(7)
                                                    -----------------------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets                                              .47%        1.26%(6)   1.35%(6)   1.50%(6)        1.00%(6)(7)
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                    Period from
                                                                                                 August 30, 1993(2)
                                                                Year Ended August 31,              to August 31,
                                                          1997      1996      1995      1994            1993
                                                         ----------------------------------------------------------
Net Asset Value, Beginning of Year                       $12.18    $12.99    $10.37    $10.01          $10.00
                                                         ----------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                           (.04)     (.04)       --       .01              --
    Net Gains or Losses on Securities (both realized
     and unrealized)                                       4.55      (.34)     2.67       .36             .01
                                                         ----------------------------------------------------------
      Total From Investment Operations                     4.51      (.38)     2.67       .37             .01
                                                         ----------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                   --        --      (.01)     (.01)             --
    Distributions (from capital gains)                     (.92)     (.43)     (.04)       --              --
                                                         ----------------------------------------------------------
      Total Distributions                                  (.92)     (.43)     (.05)     (.01)             --
                                                         ----------------------------------------------------------
Net Asset Value, End of Year                             $15.77    $12.18    $12.99    $10.37          $10.01
                                                         ----------------------------------------------------------
Total Return(3)                                          +38.84%    -2.98%   +25.90%    +3.70%          +0.10%(4)
                                                         ----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                $ 51.1    $ 48.2    $ 35.6    $ 12.1          $   --
                                                         ----------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)       1.09%     1.08%       --        --              --
                                                         ----------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(6)         1.09%     1.08%     1.06%      .96%           1.04%(7)
                                                         ----------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average
     Net Assets(6)                                         (.30%)    (.38%)    (.03%)     .16%           5.48%(7)
                                                         ----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                Period from
                                                                                                             August 30, 1993(2)
                                                                                 Year Ended August 31,         to August 31,
                                                                              1997    1996    1995    1994          1993
                                                                             --------------------------------------------------
Net Asset Value, Beginning of Year                                           $13.39  $12.68  $10.54  $10.01        $10.00
                                                                             --------------------------------------------------
Income From Investment Operations
    Net Investment Income                                                       .07     .08     .05     .03            --
    Net Gains or Losses on Securities (both realized and unrealized)           6.06    1.59    2.19     .53           .01
                                                                             --------------------------------------------------
      Total From Investment Operations                                         6.13    1.67    2.24     .56           .01
                                                                             --------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                     (.08)   (.07)   (.02)   (.01)           --
    Distributions (from capital gains)                                         (.64)   (.89)   (.08)   (.02)           --
                                                                             --------------------------------------------------
      Total Distributions                                                      (.72)   (.96)   (.10)   (.03)           --
                                                                             --------------------------------------------------
Net Asset Value, End of Year                                                 $18.80  $13.39  $12.68  $10.54        $10.01
                                                                             --------------------------------------------------
Total Return(3)                                                              +47.11% +13.76% +21.52%  +5.61%        +0.10%(4)
                                                                             --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                                    $470.6  $128.5  $ 61.3  $  4.7        $   --
                                                                             --------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                            .91%    .94%     --      --            --
                                                                             --------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(6)                              .91%    .94%    .92%    .81%          .84%(7)
                                                                             --------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets(6)                     .64%    .84%    .81%    .47%         2.65%(7)
                                                                             --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Trust
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                               Period from
                                                                             March 3,1997(2)
                                                                              to August 31,
                                                                                  1997
                                                                             ---------------
Net Asset Value, Beginning of Period                                             $10.00
                                                                             ---------------
Income From Investment Operations
    Net Investment Income                                                            --
    Net Gains or Losses on Securities (both realized and unrealized)               1.43
                                                                             ---------------
      Total From Investment Operations                                             1.43
                                                                             ---------------
Net Asset Value, End of Period                                                   $11.43
                                                                             ---------------
Total Return(3)(4)                                                               +14.30%
                                                                             ---------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                                      $  7.7
                                                                             ---------------
    Ratio of Gross Expenses to Average Net Assets(5)(7)                            1.58%
                                                                             ---------------
    Ratio of Net Expenses to Average Net Assets(7)(8)                              1.58%
                                                                             ---------------
    Ratio of Net Investment Income to Average Net Assets(7)(8)                      .06%
                                                                             ---------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Trust and Equity Assets
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Trust.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if Management had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without expense reductions related to expense offset arrangements. These ratios include management fee waiver and/or reimbursement of expenses.
6) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                                               Period from
                                                                                             August 30, 1993
                                                           Year Ended August 31,              to August 31,
FOCUS                                             1997       1996       1995        1994          1993
------------------------------------------------------------------------------------------------------------
Net Expenses                                      1.06%      1.27%       2.50%       2.50%        2.50%
                                                 -----------------------------------------------------------
Net Investment Income (Loss)                       .01%       .35%       (.87%)      (.73%)      (1.53%)
                                                 -----------------------------------------------------------

                                                                                 Period from
                                                                                August 3, 1993
                                                    Year Ended August 31,       to August 31,
GUARDIAN                                          1996       1995       1994         1993
----------------------------------------------------------------------------------------------
Net Expenses                                       .92%       .96%      1.52%        2.50%
                                                 ---------------------------------------------
Net Investment Income (Loss)                      1.26%      1.29%       .78%        (.69%)
                                                 ---------------------------------------------

                                                                                                 Period from
                                                                                               August 30, 1993
                                                            Year Ended August 31,               to August 31,
MANHATTAN                                         1997        1996        1995        1994          1993
--------------------------------------------------------------------------------------------------------------
Net Expenses                                       1.23%       1.25%       1.46%       2.50%        2.50%
                                                 -------------------------------------------------------------
Net Investment Income (Loss)                       (.44%)      (.55%)      (.43%)     (1.38%)       4.02%
                                                 -------------------------------------------------------------

                                                                                             Period from
                                                                                           August 30, 1993
                                                          Year Ended August 31,             to August 31,
PARTNERS                                         1997       1996       1995       1994          1993
----------------------------------------------------------------------------------------------------------
Net Expenses                                     .94%       1.06%      1.24%       2.50%        2.50%
                                                 ---------------------------------------------------------
Net Investment Income (Loss)                     .61%        .72%       .49%      (1.22%)        .99%
                                                 ---------------------------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                                                 Period from
                                                                                               August 26, 1993
                                                            Year Ended August 31,               to August 31,
GENESIS                                           1997        1996        1995        1994          1993
--------------------------------------------------------------------------------------------------------------
Net Expenses                                       1.35%       1.65%       1.78%       2.50%        2.50%
                                                 -------------------------------------------------------------
Net Investment Loss                                (.26%)      (.54%)      (.60%)     (1.35%)      (1.43%)
                                                 -------------------------------------------------------------

7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized expense and net investment income ratios to average daily net assets would have been higher and lower, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman Manhattan Trust

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Manhattan Trust (the "Trust"), as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 3, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Assets and
Shareholders of Neuberger&Berman Socially Responsive Trust

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Socially Responsive Trust (the "Trust"), as of August 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 3, 1997 (Commencement of Operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Socially Responsive Trust as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from March 3, 1997 (Commencement of Operations) to August 31, 1997, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 3, 1997

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Trust and
Shareholders of:
Neuberger&Berman Focus Trust
Neuberger&Berman Genesis Trust
Neuberger&Berman Guardian Trust and
Neuberger&Berman Partners Trust

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger& Berman Guardian Trust, and Neuberger&Berman Partners Trust, four of the series comprising Neuberger&Berman Equity Trust (the "Trust"), as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Trust at August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 3, 1997

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 5.5%
 2.  3Com Corp.                                      4.3%
 3.  Aetna Inc.                                      4.0%
 4.  General Motors                                  3.9%
 5.  CITICORP                                        3.8%
 6.  ADVANTA Corp. Class A                           3.6%
 7.  Foundation Health Systems                       3.5%
 8.  Travelers Group                                 3.3%
 9.  Countrywide Credit Industries                   3.2%
10.  Banc One                                        3.1%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (98.1%)
AUTOMOTIVE (7.0%)
 1,370,000  Chrysler Corp.                  $    48,121
   981,000  General Motors                       61,558
                                            ------------
                                                109,679
                                            ------------
FINANCIAL SERVICES (38.5%)
   380,000  ACE Ltd.                             31,587
 1,691,500  ADVANTA Corp. Class A                56,031 (2)
   195,300  Associates First Capital             11,340
   900,000  Banc One                             48,263
   365,200  BankBoston Corp.                     30,357
   940,000  Capital One Financial                36,190
   466,200  CITICORP                             59,499
 1,515,000  Countrywide Credit Industries        51,037
   986,000  Fannie Mae                           43,384
 1,225,000  Federal Home Loan Mortgage           39,889
   242,000  Hartford Financial Services
             Group                               19,299
   570,000  Merrill Lynch                        35,055

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   569,300  Morgan Stanley, Dean Witter,
             Discover                        $   27,398
   525,600  PartnerRe Ltd.                       20,893
   307,500  Providian Corp.                      11,454
   222,000  St. Paul Cos.                        16,289
   162,000  Transamerica Corp.                   15,967
   820,000  Travelers Group                      52,070
                                            ------------
                                                606,002
                                            ------------
HEALTH CARE (14.9%)
   652,600  Aetna Inc.                           62,283
 1,743,000  Foundation Health Systems            55,449 (3)
   230,000  PacifiCare Health Systems
             Class B                             15,726
   934,500  Sierra Health Services               30,780 (2)(3)
   519,300  United Healthcare                    25,251
   838,000  Wellpoint Health Networks            45,566 (3)
                                            ------------
                                                235,055
                                            ------------
HEAVY INDUSTRY (9.1%)
 1,285,000  AGCO Corp.                           41,762
 1,045,000  DT Industries                        31,089 (2)
   604,100  Harnischfeger Industries             24,240
   297,500  Ispat International                   7,977 (3)
   804,600  UCAR International                   37,967 (3)
                                            ------------
                                                143,035
                                            ------------
RETAIL (8.3%)
   600,000  Barnes & Noble                       27,862 (3)
 1,925,000  Furniture Brands International       33,928 (3)
 1,298,000  Neiman-Marcus Group                  40,076 (3)
   434,800  Payless ShoeSource                   27,882 (3)
                                            ------------
                                                129,748
                                            ------------
TECHNOLOGY (18.8%)
 1,340,000  3Com Corp.                           66,916 (3)
   200,000  Applied Materials                    18,875 (3)
   242,000  Arrow Electronics                    14,868 (3)

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   585,000  Atmel Corp.                      $   20,694(3)
   976,000  Cabletron Systems                    29,524(3)
 1,312,500  Compaq Computer                      85,969(3)(4)
   449,000  Gateway 2000                         17,567(3)
   550,000  Rational Software                     9,075(3)
   950,000  Silicon Valley Group                 32,063(3)
                                            ------------
                                                295,551
                                            ------------
TRANSPORTATION (1.5%)
   644,000  Continental Airlines Class B         23,586 (3)
                                            ------------
            TOTAL COMMON STOCKS (COST
             $955,133)                        1,542,656
                                            ------------

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM CORPORATE NOTES (2.9%)
$46,120,000 General Electric Capital
             Corp., 5.45%, due 9/2/97
             (COST $46,120)                  $   46,120(5)
                                            ------------
            TOTAL INVESTMENTS (101.0%)
             (COST $1,001,253)                1,588,776(6)
            Liabilities, less cash,
             receivables and other assets
             [(1.0%)]                           (15,335)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,573,441
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   2.9%
 2.  Pride International                             2.8%
 3.  BMC Industries                                  2.2%
 4.  Bank United                                     2.1%
 5.  Texas Industries                                2.0%
 6.  Data General                                    1.9%
 7.  AAR Corp.                                       1.9%
 8.  Dallas Semiconductor                            1.8%
 9.  Webster Financial                               1.6%
10.  AptarGroup Inc.                                 1.6%

                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
COMMON STOCKS (93.7%)
AEROSPACE (10.4%)
    617,600  AAR Corp.                       $   20,728
    140,800  Alliant Techsystems                  9,090(3)
    947,000  Aviall Inc.                         15,507
    154,700  BE Aerospace                         5,492(3)
    401,500  DONCASTERS PLC ADR                  10,339(3)
    199,900  Ducommun Inc.                        7,446(3)
    171,200  Hexcel Corp.                         4,762(3)
     79,300  Moog, Inc. Class A                   2,885(3)
    257,300  Orbital Sciences                     5,580(3)
    390,100  Thiokol Corp.                       31,062
                                             -----------
                                                112,891
                                             -----------
AUTOMOTIVE (1.3%)
    144,500  Donaldson Co.                        6,448
     67,800  Monaco Coach                         1,678(3)
    135,900  Tower Automotive                     6,099(3)
                                             -----------
                                                 14,225
                                             -----------
BANKING & FINANCIAL (13.3%)
    642,400  Bank United                         23,207(3)
    112,250  Charter One Financial                6,103

                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
     90,400  Coast Savings Financial         $    4,164(3)
     95,900  Colonial BancGroup                   2,523
    121,500  Community First Bankshares           4,951
    185,000  Cullen/Frost Bankers                 8,232
    211,600  Dime Community Bancorp               4,153
    166,700  First Commerce                       8,898
    583,000  Golden State Bancorp                16,834
    119,600  Long Island Bancorp                  4,769
     78,300  North Fork Bancorp                   1,953
    112,700  Ocean Financial                      3,789
     65,377  ONBANCorp, Inc.                      3,400
    218,500  Peoples Heritage Financial
              Group                               8,139
     89,450  Queens County Bancorp                4,819
    202,600  Reliance Bancorp                     6,243
    458,450  Sterling Bancshares                  8,252
    264,750  Texas Regional Bancshares            6,751
    325,800  Webster Financial                   17,227
                                             -----------
                                                144,407
                                             -----------
BUILDING, CONSTRUCTION & FURNISHINGS (3.6%)
    656,100  Apogee Enterprises                  14,352
     73,000  Lincoln Electric Class A             2,847
    659,600  Texas Industries                    21,973
                                             -----------
                                                 39,172
                                             -----------
CHEMICALS (0.8%)
    334,100  Lawter International                 4,385
    201,000  Lilly Industries                     4,447
                                             -----------
                                                  8,832
                                             -----------
COMMUNICATIONS (0.6%)
    175,100  Black Box                            6,369(3)
                                             -----------
CONSUMER PRODUCTS & SERVICES (5.2%)
    120,073  Block Drug                           5,703
    124,100  Bush Boake Allen                     3,863(3)

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
    368,800  Coachmen Industries             $    6,823
    427,400  First Brands                        10,658
      3,400  Marcus Corp.                            84
    579,500  Prime Hospitality                   11,011(3)
    645,000  Richfood Holdings                   14,513
    125,000  The First Years                      3,156
                                             -----------
                                                 55,811
                                             -----------
DIAGNOSTIC EQUIPMENT (1.2%)
    683,100  ADAC Laboratories                   13,406
                                             -----------
ELECTRONICS (3.7%)
    224,800  Continental Circuits                 4,496(3)
    496,100  Dallas Semiconductor                19,007
     79,400  Kent Electronics                     2,973(3)
     70,000  Nu Horizons                            551(3)
     84,943  Pioneer Standard Electronics         1,274
    302,600  SCI Systems                         11,896(3)
                                             -----------
                                                 40,197
                                             -----------
ENERGY (4.4%)
    286,400  Apache Corp.                        11,367
    157,300  Aquila Gas Pipeline                  1,642
    182,500  Cairn Energy USA                     2,087(3)
    701,900  Coho Energy                          6,844(3)
    121,800  Cross Timbers Oil                    2,626
     54,200  Ocean Energy                         3,486
    243,800  Offshore Energy Development          1,310(3)
    410,900  Swift Energy                        10,658(3)
    564,400  Unit Corp.                           7,584(3)
                                             -----------
                                                 47,604
                                             -----------
HEALTH CARE (6.7%)
    460,200  Ballard Medical Products            10,642
    110,000  CONMED Corp.                         2,049(3)
    168,000  Haemonetics Corp.                    3,066(3)
    749,800  Kinetic Concepts                    13,778
    235,500  Patterson Dental                     8,331(3)
    151,900  Sofamor Danek Group                  7,282(3)
     90,000  STAAR Surgical                       1,530(3)
                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
    266,500  Sullivan Dental Products        $    6,862
    375,200  Trigon Healthcare                    8,958(3)
    232,500  Universal Health Services
              Class B                            10,186(3)
                                             -----------
                                                 72,684
                                             -----------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.8%)
    115,000  Alamo Group                          2,530
    752,800  BMC Industries                      23,431
    108,500  Dionex Corp.                         5,073(3)
    142,850  Holophane Corp.                      3,321(3)
    228,400  Kaydon Corp.                        13,490
    134,100  Libbey Inc.                          5,146
    332,000  NN Ball & Roller                     4,067
    119,900  Pameco Corp.                         2,308(3)
    107,000  Pentair, Inc.                        3,812
     81,600  Roper Industries                     2,305
    139,900  SOS Staffing Services                2,396(3)
    154,800  W.H. Brady                           4,702
    127,100  Wallace Computer Services            3,940
    168,100  Wolverine Tube                       5,400(3)
    155,750  Woodhead Industries                  2,881
                                             -----------
                                                 84,802
                                             -----------
INSURANCE (2.0%)
     94,400  Allied Group                         4,177
    210,300  FBL Financial Group                  6,730(3)
     81,000  Orion Capital                        3,443
    178,000  Penn-America Group                   3,248
    109,400  Trenwick Group                       3,979
                                             -----------
                                                 21,577
                                             -----------
MACHINERY & EQUIPMENT (1.6%)
    119,800  Allied Products                      4,231
    536,700  Stewart & Stevenson Services        13,082
                                             -----------
                                                 17,313
                                             -----------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
OFFICE EQUIPMENT (0.0%)
     14,960  DH Technology                   $      254(3)
                                             -----------
OIL SERVICES (16.6%)
    208,200  Cal Dive International               7,079(3)
    178,800  Cliffs Drilling                      8,527(3)
    138,800  Dawson Production Services           2,602(3)
    217,100  Dreco Energy Services               11,941(3)
    322,000  Falcon Drilling                     10,143(3)
    145,000  Friede Goldman International         5,836(3)
    265,200  Global Industries                    9,663(3)
    187,700  Hvide Marine                         5,795(3)
    399,500  Nabors Industries                   13,758(3)
    238,300  National-Oilwell                    14,670(3)
    480,700  Oceaneering International           11,206(3)
    742,500  Offshore Logistics                  13,551(3)
    940,500  Pride International                 30,096
    142,400  Smith International                 10,360(3)
    224,400  Trico Marine Services                6,956(3)
    192,600  Tuboscope Inc.                       5,369(3)
    108,400  UTI Energy                           8,306(3)
    213,700  Willbros Group                       3,686(3)
                                             -----------
                                                179,544
                                             -----------
PACKING & CONTAINERS (1.6%)
    302,200  AptarGroup Inc.                     16,999
                                             -----------
PUBLISHING & BROADCASTING (0.5%)
     87,500  McClatchy Newspapers                 2,636
     45,666  Pulitzer Publishing                  2,400
                                             -----------
                                                  5,036
                                             -----------
REAL ESTATE (2.8%)
    197,100  CCA Prison Realty Trust              6,529(3)
     26,800  Crescent Operating                     432
    359,500  Crescent Real Estate Equities       11,369
                                               Market
                                              Value(1)
  Number                                       (000's
 of Shares                                    omitted)
-----------                                  -----------
    470,100  Prime Retail                    $    6,787
    219,400  SL Green Realty                      5,225(3)
                                             -----------
                                                 30,342
                                             -----------
RETAILING (0.9%)
    228,900  99 Cents Only Stores                 7,353(3)
    119,000  Schultz Sav-O Stores                 2,901
                                             -----------
                                                 10,254
                                             -----------
TECHNOLOGY (7.8%)
    176,600  Analysts International               6,049
    935,900  Auspex Systems                      10,295(3)
  1,378,700  Borland International               12,236(3)
    267,400  CACI International                   4,512(3)
    134,700  Computer Data Systems                4,108
    578,900  Data General                        20,804(3)
    300,000  Methode Electronics Class A          7,125
    706,700  Reynolds & Reynolds                 14,222
    159,000  Zebra Technologies                   4,671(3)
                                             -----------
                                                 84,022
                                             -----------
TEXTILES & APPAREL (0.5%)
    124,300  St. John Knits                       5,236
                                             -----------
TRANSPORTATION, SHIPPING & FREIGHT (0.4%)
     78,375  Air Express International            2,381
    213,600  Maritrans Inc.                       1,775
                                             -----------
                                                  4,156
                                             -----------
             TOTAL COMMON STOCKS (COST
              $743,618)                       1,015,133
                                             -----------
PREFERRED STOCKS (0.3%)
     60,000  Hvide Capital Trust, Cv.,
              6.50%  (COST $3,000)                3,757(7)
                                             -----------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
 Principal                                     (000's
  Amount                                      omitted)
-----------                                  -----------
U.S. TREASURY SECURITIES (6.6%)
$71,960,000  U.S. Treasury Bills, 5.00% &
              5.04%, due 9/4/97 & 10/16/97
               (COST $71,731)                $   71,739
                                             -----------
SHORT-TERM CORPORATE NOTES (3.7%)
 40,000,000  General Electric Capital
              Corp., 5.45%, due 9/2/97
              (COST $40,000)                     40,000(5)
                                             -----------
             TOTAL INVESTMENTS (104.3%)
              (COST $858,349)                 1,130,629(6)
             Liabilities, less cash,
              receivables and other assets
              [(4.3%)]                          (46,978)
                                             -----------
             TOTAL NET ASSETS (100.0%)       $1,083,651
                                             -----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 5.0%
 2.  General Motors                                  4.1%
 3.  Aetna Inc.                                      4.0%
 4.  3Com Corp.                                      4.0%
 5.  Foundation Health Systems                       3.3%
 6.  Banc One                                        3.2%
 7.  CITICORP                                        3.0%
 8.  Chrysler Corp.                                  3.0%
 9.  Merrill Lynch                                   2.3%
10.  Chase Manhattan                                 2.2%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.3%)
AGRICULTURE (4.8%)
  4,737,400  AGCO Corp.                      $   153,966 (2)
  4,160,000  IMC Global                          146,380
  1,592,900  Potash Corp. of Saskatchewan        117,775
                                             ------------
                                                 418,121
                                             ------------
AUTOMOTIVE (11.4%)
  2,662,300  Cabot Corp.                          72,881
  7,380,000  Chrysler Corp.                      259,223
  4,893,900  Coltec Industries                   109,501 (2)(3)
  5,760,500  General Motors                      361,471
    574,000  Lear Corp.                           26,296 (3)
  1,815,486  LucasVarity PLC ADR                  57,528
    809,800  Magna International Class A          53,649
  2,130,081  Mark IV Industries                   53,518
                                             ------------
                                                 994,067
                                             ------------
BANKING (11.3%)
  5,174,963  Banc One                            277,507
  1,830,000  BankBoston Corp.                    152,119
  1,750,000  Chase Manhattan                     194,578

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,060,000  CITICORP                         $  262,908
    504,000  First Tennessee National             26,838
    904,400  First Union                          43,468
    140,000  Wells Fargo                          35,595
                                             ------------
                                                 993,013
                                             ------------
DRUGS (0.4%)
    361,100  Zeneca Group ADR                     34,485
                                             ------------
ELECTRONICS (2.7%)
  2,866,000  Atmel Corp.                         101,385 (3)
  2,350,000  Teradyne, Inc.                      130,865 (3)
                                             ------------
                                                 232,250
                                             ------------
ENERGY (2.3%)
  2,295,700  Enron Oil & Gas                      55,384
  1,670,000  Unocal Corp.                         65,234
    788,200  Vastar Resources                     33,646
  1,702,000  Zeigler Coal Holding                 43,507 (2)
                                             ------------
                                                 197,771
                                             ------------
FINANCIAL SERVICES (14.0%)
  3,955,000  ADVANTA Corp. Class B               125,571
    220,814  Alleghany Corp.                      52,995 (3)
  4,445,000  Capital One Financial               171,133 (2)
  5,445,000  Countrywide Credit Industries       183,428 (2)
  4,100,000  Fannie Mae                          180,400
  3,210,000  Federal Home Loan Mortgage          104,526
  3,280,000  Merrill Lynch                       201,720
    400,000  MGIC Investment                      20,125 (4)
  3,715,000  Morgan Stanley, Dean Witter,
              Discover                           178,784
    510,000  Security Capital Industrial
              Trust                               10,774
                                             ------------
                                               1,229,456
                                             ------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
FOOD PRODUCTS (0.6%)
  2,224,300  IBP, Inc.                       $    51,020
                                             ------------
HEALTH CARE (11.6%)
  3,673,500  Aetna Inc.                          350,590
  9,065,800  Foundation Health Systems           288,406 (2)(3)
  4,240,400  Humana Inc.                          99,914 (3)
  1,960,300  Mid Atlantic Medical Services        30,262 (3)
  1,327,790  PacifiCare Health Systems
              Class B                             90,788 (3)
    800,000  United Healthcare                    38,900
  2,226,396  Wellpoint Health Networks           121,060 (3)
                                             ------------
                                               1,019,920
                                             ------------
HEAVY INDUSTRY (3.3%)
  1,010,000  Aluminum Co. of America              83,073
  1,166,900  Harnischfeger Industries             46,822
  3,404,400  UCAR International                  160,645 (2)(3)
                                             ------------
                                                 290,540
                                             ------------
INDUSTRIAL GOODS & SERVICES (1.7%)
  1,460,200  American Standard                    68,630 (3)
  1,885,000  USG Corp.                            80,819 (3)
                                             ------------
                                                 149,449
                                             ------------
INSURANCE (4.9%)
    626,250  American International Group         59,102
  1,499,800  Hartford Financial Services
              Group                              119,609
    460,500  St. Paul Cos.                        33,789
    451,050  Transatlantic Holdings               31,884
  2,894,066  Travelers Group                     183,773
                                             ------------
                                                 428,157
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
MEDIA & ENTERTAINMENT (0.6%)
  1,050,700  Harcourt General                $    49,974
    147,000  Jones Intercable Inc. Class A         1,654 (3)
                                             ------------
                                                  51,628
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
  2,173,700  INMC Mortgage Holdings               52,033
  1,040,000  Spieker Properties                   38,675
                                             ------------
                                                  90,708
                                             ------------
RETAIL (1.1%)
  1,034,400  Barnes & Noble                       48,035 (3)
  1,300,000  Wal-Mart Stores                      46,150
                                             ------------
                                                  94,185
                                             ------------
TECHNOLOGY (16.6%)
  7,000,000  3Com Corp.                          349,562 (3)
  1,020,000  Applied Materials                    96,262 (3)
  1,475,000  Arrow Electronics                    90,620 (3)
  1,296,600  Avnet, Inc.                          89,709
  5,120,000  Cabletron Systems                   154,880 (3)
  6,724,000  Compaq Computer                     440,422 (3)(4)
    625,000  Gateway 2000                         24,453 (3)
    500,000  KLA-Tencor                           35,438 (3)
    552,000  Komag, Inc.                           9,695 (3)
  1,735,200  National Semiconductor               59,431 (3)
  1,350,000  Seagate Technology                   51,553 (3)
    490,000  Texas Instruments                    55,676 (4)
                                             ------------
                                               1,457,701
                                             ------------
TRANSPORTATION (1.0%)
  1,510,600  Continental Airlines Class B         55,326 (3)
    550,000  Union Pacific                        35,715
                                             ------------
                                                  91,041
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,217,000)                      7,823,512
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
PREFERRED STOCKS (0.1%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%  $     4,614
    125,000  PacifiCare Health Systems,
              Ser. C, Cv., $1.00                   3,500
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $7,557)                              8,114
                                             ------------
 Principal
  Amount
-----------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)              15,075(7)
                                             ------------
U.S. TREASURY SECURITIES (10.5%)
717,980,000  U.S. Treasury Bills, 4.79% -
              5.325%, due 9/4/97 -
              10/16/97                           716,117
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,895

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
$100,000,000 U.S. Treasury Bonds, 6.25%,
              due 8/15/23                     $   94,625
100,000,000  U.S. Treasury Bonds, 6.00%,
              due 2/15/26                         91,500
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $923,065)                    918,137
                                             ------------
SHORT-TERM CORPORATE NOTES (0.4%)
 36,480,000  General Electric Capital
              Corp., 5.45%, due 9/2/97
              (COST $36,480)                      36,480(5)
                                             ------------
             TOTAL INVESTMENTS (100.5%)
              (COST $6,199,099)                8,801,318(6)
             Liabilities, less cash,
              receivables and other assets
              [(0.5%)]                           (43,111)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $8,758,207
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               2.3%
 2.  Staples Inc.                                    2.2%
 3.  CKE Restaurants                                 2.2%
 4.  CUC International                               2.1%
 5.  ACE Ltd.                                        2.0%
 6.  Finova Group                                    1.9%
 7.  KLA-Tencor                                      1.9%
 8.  Dura Pharmaceuticals                            1.8%
 9.  MBNA Corp.                                      1.8%
10.  TJX Cos.                                        1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (92.7%)
BASIC MATERIALS (2.0%)
   108,100  Cytec Industries                $     5,277  (3)
   145,000  UCAR International                    6,842  (3)
                                            -------------
                                                 12,119
                                            -------------
CAPITAL GOODS (4.0%)
   385,000  Corporate Express                     6,569  (3)
   278,000  Miller Industries                     4,118  (3)
   167,100  U.S. Filter                           6,016  (3)
   200,700  USA Waste Services                    8,429  (3)
                                            -------------
                                                 25,132
                                            -------------
COMMUNICATIONS (0.2%)
    66,400  NTL Inc.                              1,469
                                            -------------
CONSUMER CYCLICALS (19.4%)
   390,000  Authentic Fitness                     6,118
   218,300  Costco Cos.                           7,872  (3)
   550,000  CUC International                    12,925  (3)
   169,900  Doubletree Corp.                      8,495  (3)
   220,100  GTECH Holdings                        6,617  (3)
   366,200  Harrah's Entertainment                8,217  (3)
   133,400  Hayes Wheels                          4,336  (3)
   131,400  Mirage Resorts                        3,523  (3)
   194,500  Outdoor Systems                       5,142  (3)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   200,000  Promus Hotel                      $   7,762(3)
    96,400  Robert Half International             5,627(3)
   155,300  SABRE Group Holdings                  4,775(3)
   580,000  Staples Inc.                         13,630(3)
   146,300  Sylvan Learning Systems               5,468(3)
    71,200  Tiffany & Co.                         3,222
   394,900  TJX Cos.                             10,860
   293,100  Viking Office Products                6,192(3)
                                            -------------
                                                120,781
                                            -------------
CONSUMER STAPLES (14.1%)
   117,600  Blyth Industries                      4,344  (3)
   567,600  Buffets Inc.                          6,208  (3)
   160,100  Cardinal Health                      10,607
   208,500  Cheesecake Factory                    5,760  (3)
   415,600  CKE Restaurants                      13,403
   420,900  Comcast Corp. Class A Special         9,865
   151,700  Estee Lauder                          7,206
   207,700  Evergreen Media                       9,944  (3)
   507,800  General Nutrition                    14,091  (3)
   104,900  Luxottica Group ADR                   6,123
                                            -------------
                                                 87,551
                                            -------------
ENERGY (6.4%)
   120,600  BJ Services                           8,713  (3)
   280,000  Enron Oil & Gas                       6,755
   313,900  Noble Drilling                        8,927  (3)
   233,800  Oryx Energy                           6,181  (3)
   139,500  Seagull Energy                        3,409  (3)
   110,000  Tidewater Inc.                        5,775
                                            -------------
                                                 39,760
                                            -------------
FINANCIAL SERVICES (15.6%)
   150,900  ACE Ltd.                             12,544
    60,000  BankBoston Corp.                      4,988
   200,000  Bear Stearns                          7,912
   153,500  Equitable Cos.                        6,677
   160,000  EXEL Ltd.                             8,780

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   140,000  Finova Group                      $  11,839
    95,300  GreenPoint Financial                  5,867
   284,100  MBNA Corp.                           10,920
   178,800  Northern Trust                        9,499
   190,100  PennCorp Financial Group              6,095
   129,100  Redwood Trust                         4,954
   140,100  State Street                          6,987
                                            -------------
                                                 97,062
                                            -------------
HEALTH CARE (10.7%)
   241,400  Acuson Corp.                          6,503  (3)
   316,200  Dura Pharmaceuticals                 11,265  (3)
    79,500  HBO & Co.                             5,694
   302,700  Omnicare, Inc.                        8,759
   100,400  Oxford Health Plans                   7,342  (3)
    30,700  Quintiles Transnational               2,394  (3)
    72,600  Spine-Tech                            3,412  (3)
   175,000  Watson Pharmaceuticals                9,198  (3)
   125,000  Wellpoint Health Networks             6,797  (3)
   172,200  Zonagen, Inc.                         5,446  (3)
                                            -------------
                                                 66,810
                                            -------------
TECHNOLOGY (17.6%)
   130,400  Altera Corp.                          6,944  (3)
    90,000  Andrew Corp.                          2,239  (3)
   116,500  Ascend Communications                 4,944  (3)
   131,700  BMC Software                          8,248  (3)
    92,500  CBT Group ADR                         6,013  (3)
   100,200  CHS Electronics                       3,870  (3)
   114,700  Citrix Systems                        5,792  (3)
   270,000  ECI Telecommunications                8,049
   135,900  EMC Corp.                             6,973  (3)
   335,200  Equifax, Inc.                         9,868
   163,700  KLA-Tencor                           11,602  (3)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   241,400  LSI Logic                         $   7,770(3)
   150,300  McAfee Associates                     8,511(3)
   163,600  Micron Technology                     7,290
   163,800  NextLevel Systems                     3,286(3)
    35,000  SAP AG (Ordinary Shares)              7,718
                                            -------------
                                                109,117
                                            -------------
TRANSPORTATION (1.0%)
   210,200  Southwest Airlines                    5,886
                                            -------------
UTILITIES (1.7%)
   288,600  AES Corp.                            10,678  (3)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $483,085)                          576,365
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.5%)
$21,490,000 U.S. Treasury Bills, 5.165% &
             5.25%, due 9/18/97 (COST
             $21,437)                            21,439
                                            -------------
SHORT-TERM CORPORATE NOTES (2.9%)
18,100,000  General Electric Capital
             Corp., 5.45%, due 9/2/97
             (COST $18,100)                      18,100  (5)
                                            -------------
            TOTAL INVESTMENTS (99.1%)
             (COST $522,622)                    615,904  (6)
            Cash, receivables and other
             assets, less liabilities
             (0.9%)                               5,839
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   621,743
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Costco Cos.                                     2.1%
 2.  Comcast Corp. Class A Special                   2.0%
 3.  CITICORP                                        1.9%
 4.  EXEL Ltd.                                       1.9%
 5.  Burlington Northern Santa Fe                    1.9%
 6.  McDonald's Corp.                                1.9%
 7.  Gap, Inc.                                       1.7%
 8.  Host Marriott                                   1.7%
 9.  Allstate Corp.                                  1.7%
10.  Micron Technology                               1.7%

                                                Market
                                               Value(1)
   Number                                       (000's
 of Shares                                     omitted)
------------                                  -----------
COMMON STOCKS (94.4%)
AIRLINES (2.9%)
   1,103,300  Continental Airlines Class B    $   40,408(3)
     150,700  Delta Air Lines                     13,036
   1,760,200  Southwest Airlines                  49,286
                                              -----------
                                                 102,730
                                              -----------
AUTO/TRUCK REPLACEMENT PARTS (1.6%)
     900,000  Goodyear Tire & Rubber              55,462
                                              -----------
AUTOMOTIVE (1.5%)
   1,567,600  Chrysler Corp.                      55,062
                                              -----------
BANKING & FINANCIAL SERVICES (6.0%)
   1,157,000  Capital One Financial               44,544
     464,600  Chase Manhattan                     51,658
     537,300  CITICORP                            68,573
   1,497,400  Countrywide Credit Industries       50,444
                                              -----------
                                                 215,219
                                              -----------
BUILDING, CONSTRUCTION & REFURNISHING (1.6%)
   1,300,000  USG Corp.                           55,737(3)
                                              -----------

                                                Market
                                               Value(1)
   Number                                       (000's
 of Shares                                     omitted)
------------                                  -----------
CHEMICALS (3.9%)
     900,000  duPont                          $   56,081
   1,267,200  Morton International                42,135
     604,500  W.R. Grace                          41,597
                                              -----------
                                                 139,813
                                              -----------
COMMUNICATIONS (1.5%)
   1,636,000  Airtouch Communications             55,317(3)
                                              -----------
CONSUMER GOODS & SERVICES (2.2%)
     692,400  Nike, Inc.                          36,957
   1,198,400  Tupperware Corp.                    40,221
                                              -----------
                                                  77,178
                                              -----------
DIVERSIFIED (1.6%)
   1,171,600  Tenneco Inc.                        56,896
                                              -----------
ELECTRONICS (2.0%)
   1,633,500  Loral Space & Communications        28,586(3)
     462,900  Raychem Corp.                       43,079
                                              -----------
                                                  71,665
                                              -----------
ENTERTAINMENT (4.1%)
     900,000  Evergreen Media                     43,087(3)
   1,848,900  Mirage Resorts                      49,574(3)
   1,059,300  Time Warner                         54,554
                                              -----------
                                                 147,215
                                              -----------
FOOD & TOBACCO (4.5%)
   1,294,300  Anheuser-Busch                      55,170
   1,000,000  Philip Morris                       43,625
     400,000  RJR Nabisco Holdings                13,925
   1,697,800  UST, Inc.                           49,024
                                              -----------
                                                 161,744
                                              -----------
FOOD PRODUCTS (0.7%)
   1,150,200  IBP, Inc.                           26,383
                                              -----------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
   Number                                       (000's
 of Shares                                     omitted)
------------                                  -----------
HEALTH CARE (3.8%)
   1,134,700  Biogen, Inc.                    $   44,679(3)
   1,331,650  Columbia/HCA Healthcare             42,030
     713,042  Novartis AG ADR                     50,804
                                              -----------
                                                 137,513
                                              -----------
INDUSTRIAL GOODS & SERVICES (3.5%)
   1,088,000  AK Steel Holding                    49,232
     837,200  Crown Cork & Seal                   42,593
   1,000,000  Owens-Illinois                      34,812(3)
                                              -----------
                                                 126,637
                                              -----------
INSURANCE (9.7%)
     522,700  Aetna Inc.                          49,885
     815,900  Allstate Corp.                      59,612(3)
     444,700  Equitable Cos.                      19,344
   1,245,800  EXEL Ltd.                           68,363
   1,283,550  Orion Capital                       54,551
     500,000  Progressive Corp.                   49,500
     729,000  Travelers Group                     46,292
                                              -----------
                                                 347,547
                                              -----------
MEDIA (2.0%)
   3,032,081  Comcast Corp. Class A Special       71,064
                                              -----------
OIL & GAS (8.7%)
   1,333,400  Cabot Corp.                         36,502
     748,200  ENI ADR                             41,525
   1,109,200  Enron Corp.                         42,773
   2,957,500  Gulf Canada Resources               23,845(3)
   1,003,300  Noble Affiliates                    46,528
     820,950  Tejas Gas                           38,995(3)
   1,487,755  Union Pacific Resources Group       37,194
   1,353,800  YPF SA ADR                          44,083
                                              -----------
                                                 311,445
                                              -----------
OIL SERVICES (0.9%)
     597,000  Tidewater Inc.                      31,343
                                              -----------
                                                Market
                                               Value(1)
   Number                                       (000's
 of Shares                                     omitted)
------------                                  -----------
PAPER & FOREST PRODUCTS (2.6%)
     700,000  Mead Corp.                      $   49,656
     727,000  Weyerhaeuser Corp.                  41,984
                                              -----------
                                                  91,640
                                              -----------
PUBLISHING & BROADCASTING (1.7%)
   1,208,800  Hollinger International             15,563
     900,000  Knight-Ridder                       45,563
                                              -----------
                                                  61,126
                                              -----------
RAILROADS (1.9%)
     738,800  Burlington Northern Santa Fe        67,739
                                              -----------
REAL ESTATE (2.8%)
   3,072,100  Host Marriott                       59,906(3)
     873,500  Security Capital Industrial
               Trust                              18,453
   1,607,700  Security Capital U.S. Realty        23,151(7)
                                              -----------
                                                 101,510
                                              -----------
RESTAURANTS (1.9%)
   1,418,500  McDonald's Corp.                    67,113
                                              -----------
RETAILING (3.6%)
     605,000  CVS Corp.                           34,107
     984,200  Harcourt General                    46,811
   1,300,000  Wal-Mart Stores                     46,150
                                              -----------
                                                 127,068
                                              -----------
RETAILING & APPAREL (3.8%)
   2,100,000  Costco Cos.                         75,731(3)
   1,350,000  Gap, Inc.                           59,991
                                              -----------
                                                 135,722
                                              -----------
SPECIALTY CHEMICAL (1.4%)
     979,300  Millipore Corp.                     48,475
                                              -----------
TECHNOLOGY (11.1%)
   1,243,000  Adobe Systems                       48,943
   1,300,000  Analog Devices                      43,063(3)
     400,000  Autodesk, Inc.                      17,500
   1,300,000  Cabletron Systems                   39,325(3)

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
   Number                                       (000's
 of Shares                                     omitted)
------------                                  -----------
   1,460,600  Komag, Inc.                     $   25,652(3)
   1,325,000  Micron Technology                   59,045
      12,000  Netscape Communications                478
   1,100,000  Seagate Technology                  42,006(3)
     467,600  Texas Instruments                   53,131
     660,300  Varian Associates                   37,678
     650,000  Western Digital                     31,281(3)
                                              -----------
                                                 398,102
                                              -----------
UTILITIES (0.9%)
   1,329,000  Unicom Corp.                        31,398(3)
                                              -----------
              TOTAL COMMON STOCKS (COST
               $2,675,602)                     3,375,863
                                              -----------
PREFERRED STOCKS (0.4%)
     566,700  Fresenius National Medical
               Care, Class D                          41
     280,000  Loral Space & Communications
               Cv., Ser. C, 6%                    15,330(7)
                                              -----------
              TOTAL PREFERRED STOCKS (COST
               $14,107)                           15,371
                                              -----------
RIGHTS (0.0%)
     873,500  Security Capital Industrial
               Trust, Expire 9/9/97 (COST
               $0)                                    14(3)
                                              -----------

                                                Market
                                               Value(1)
 Principal                                      (000's
   Amount                                      omitted)
------------                                  -----------
U.S. TREASURY SECURITIES (4.2%)
$150,000,000  U.S. Treasury Bills, 5.04% &
               5.165%, due 9/18/97 &
               10/16/97  (COST $149,249)      $  149,263
                                              -----------
SHORT-TERM CORPORATE NOTES (1.2%)
  43,550,000  General Electric Capital
               Corp., 5.45%, due 9/2/97
               (COST $43,550)                     43,550(5)
                                              -----------
              TOTAL INVESTMENTS (100.2%)
               (COST $2,882,508)               3,584,061(6)
              Liabilities, less cash,
               receivables and other assets
               [(0.2%)]                           (8,488)
                                              -----------
              TOTAL NET ASSETS (100.0%)       $3,575,573
                                              -----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Intel Corp.                                     2.7%
 2.  Warner-Lambert                                  2.7%
 3.  ReliaStar Financial                             2.3%
 4.  Johnson & Johnson                               2.2%
 5.  Raychem Corp.                                   2.2%
 6.  A.G. Edwards                                    2.2%
 7.  CITICORP                                        2.1%
 8.  Dexter Corp.                                    2.1%
 9.  Wal-Mart Stores                                 2.1%
10.  Mead Corp.                                      2.1%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.1%)
AUTOMOTIVE (1.8%)
    90,000  Borg-Warner Automotive          $     4,691
                                            -------------
BANKING (9.6%)
    42,000  CITICORP                              5,360
    80,007  CoreStates Financial                  4,920
   230,000  Dime Bancorp                          4,442
    70,000  Mercantile Bancorporation             4,826
    90,000  National City                         5,085
                                            -------------
                                                 24,633
                                            -------------
BUSINESS SERVICES (1.9%)
   170,000  Dun & Bradstreet                      4,760
                                            -------------
CHEMICALS (8.5%)
    65,000  Air Products & Chemicals              5,302
   140,300  Dexter Corp.                          5,331
    60,000  Minerals Technologies                 2,385
   150,000  Morton International                  4,987
    50,000  Perkin-Elmer                          3,700
                                            -------------
                                                 21,705
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
CONSUMER GOODS & SERVICES (2.7%)
    90,000  Kimberly-Clark                  $     4,270
    20,000  Procter & Gamble                      2,661
                                            -------------
                                                  6,931
                                            -------------
DIVERSIFIED (1.8%)
    60,000  Tyco International                    4,706
                                            -------------
ENERGY (1.8%)
   100,000  Noble Affiliates                      4,638
                                            -------------
FINANCIAL SERVICES (8.0%)
   140,000  A.G. Edwards                          5,565
   120,000  ADVANTA Corp. Class A                 3,975
    64,000  ADVANTA Corp. Class B                 2,032
   100,000  Fannie Mae                            4,400
    70,000  Travelers Group                       4,445
                                            -------------
                                                 20,417
                                            -------------
FOOD & BEVERAGE (1.6%)
    85,200  McDonald's Corp.                      4,031
                                            -------------
FURNISHINGS (1.8%)
   110,000  Leggett & Platt                       4,730
                                            -------------
HEALTH CARE (8.3%)
   200,000  Invacare Corp.                        4,200
   100,000  Johnson & Johnson                     5,669
   100,000  SmithKline Beecham ADR                4,331
    55,000  Warner-Lambert                        6,988
                                            -------------
                                                 21,188
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (2.2%)
    60,000  Raychem Corp.                         5,584
                                            -------------
INSURANCE (5.9%)
    60,000  Chubb Corp.                           4,013
    80,000  ReliaStar Financial                   5,980
    70,000  St. Paul Cos.                         5,136
                                            -------------
                                                 15,129
                                            -------------
LODGING (1.6%)
    75,000  HFS, Inc.                             4,177  (3)
                                            -------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
MACHINERY & EQUIPMENT (1.8%)
   178,400  Cincinnati Milacron             $     4,594
                                            -------------
OIL & GAS (2.6%)
   200,000  Enserch Exploration                   1,800  (3)
   200,000  Seagull Energy                        4,887  (3)
                                            -------------
                                                  6,687
                                            -------------
OIL SERVICES (3.7%)
   100,000  Dresser Industries                    4,175
   100,000  Tidewater Inc.                        5,250
                                            -------------
                                                  9,425
                                            -------------
PAPER & FOREST PRODUCTS (2.7%)
    70,000  American Pad & Paper                  1,610  (3)
    75,000  Mead Corp.                            5,320
                                            -------------
                                                  6,930
                                            -------------
PUBLISHING & BROADCASTING (2.9%)
   120,700  CMP Media                             3,229  (3)
   140,000  Valassis Communications               4,252  (3)
                                            -------------
                                                  7,481
                                            -------------
RAILROADS (1.4%)
   104,600  Illinois Central                      3,511
                                            -------------
RECYCLING (1.1%)
   150,000  IMCO Recycling                        2,878
                                            -------------
RETAIL STORES (2.1%)
    90,000  Nordstrom, Inc.                       5,265
                                            -------------
RETAILING (4.1%)
   145,000  Costco Cos.                           5,229  (3)
   150,000  Wal-Mart Stores                       5,325
                                            -------------
                                                 10,554
                                            -------------
TECHNOLOGY (8.0%)
   100,000  AMP, Inc.                             5,000
   130,000  Cabletron Systems                     3,933  (3)
    76,000  Hewlett-Packard                       4,660
    76,000  Intel Corp.                           7,001
                                            -------------
                                                 20,594
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TELECOMMUNICATIONS (5.8%)
   300,000  Metromedia International Group  $     3,563  (3)
   114,000  Southern New England
             Telecommunications                   4,360
    50,000  Telephone & Data Systems              1,975
   170,000  WorldCom Inc.                         5,089  (3)
                                            -------------
                                                 14,987
                                            -------------
UTILITIES (1.4%)
   115,000  Brooklyn Union Gas                    3,472
                                            -------------
            TOTAL COMMON STOCKS (COST
             $176,412)                          243,698
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (4.7%)
$12,097,000 U.S. Treasury Bills, 4.90% -
             5.34%, due 9/4/97 -
             10/16/97  (COST $12,052)            12,052(5)
                                            -------------
CERTIFICATES OF DEPOSIT (0.0%)
   100,000  Self Help Credit Union, 5.33%,
             due 11/25/97 (COST $100)               100  (5)
                                            -------------
            TOTAL INVESTMENTS (99.8%)
             (COST $188,564)                    255,850  (6)
            Cash, receivables and other
             assets, less liabilities
             (0.2%)                                 431
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   256,281
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated Issuer (see Note E of Notes to Financial Statements).
3) Non-income producing security.
4) The following securities were held in escrow at August 31, 1997 to cover outstanding call options written:

                                                               MARKET VALUE
                                            SECURITIES AND          OF        PREMIUM ON   MARKET VALUE
NEUBERGER&BERMAN                SHARES         OPTIONS          SECURITIES      OPTIONS     OF OPTIONS
-------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                 162,500    Compaq Computer     $10,643,750    $1,208,511    $3,087,500
                                          October 1997 @ 48
                                150,000    Compaq Computer     $ 9,825,000    $  776,674    $2,193,750
                                          October 1997 @ 52
GUARDIAN PORTFOLIO              250,000    Compaq Computer     $16,375,000    $1,315,706    $3,656,250
                                          October 1997 @ 52
                                249,250    Compaq Computer     $16,325,875    $1,073,052    $3,364,875
                                          October 1997 @ 54
                                250,000    Compaq Computer     $16,375,000    $  861,351    $2,843,750
                                          October 1997 @ 56
                                400,000    MGIC Investment     $20,125,000    $  893,970    $2,225,000
                                         September 1997 @ 45
                                100,000   Texas Instruments    $11,362,500    $1,346,955    $  262,500
                                         September 1997 @ 120

5) At cost, which approximates market value.

6) At August 31, 1997, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,003,330,000  $  591,929,000   $  6,483,000   $  585,446,000
GENESIS PORTFOLIO                       858,349,000     276,077,000      3,797,000      272,280,000
GUARDIAN PORTFOLIO                    6,199,356,000   2,675,595,000     73,633,000    2,601,962,000
MANHATTAN PORTFOLIO                     522,622,000     103,997,000     10,715,000       93,282,000
PARTNERS PORTFOLIO                    2,885,221,000     733,767,000     34,927,000      698,840,000
SOCIALLY RESPONSIVE PORTFOLIO           188,591,000      69,292,000      2,033,000       67,259,000

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1997, these securities amounted to $3,757,000 or .3% of net assets for Neuberger&Berman Genesis Portfolio, $15,075,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, and $38,481,000 or 1.1% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust


                                                                            FOCUS           GENESIS
(000'S OMITTED)                                                           PORTFOLIO        PORTFOLIO
                                                                        -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of Investments:
          Unaffiliated issuers                                          $   1,470,876    $   1,130,629
          Non-controlled affiliated issuers                                   117,900               --
                                                                        -------------------------------
                                                                            1,588,776        1,130,629
      Cash                                                                          8               26
      Deferred organization costs (Note A)                                          8                2
      Dividends and interest receivable                                           959              466
      Prepaid expenses and other assets                                            33               17
      Receivable for securities sold                                           13,792               85
                                                                        -------------------------------
                                                                            1,603,576        1,131,225
                                                                        -------------------------------
LIABILITIES
      Option contracts written, at market value (Note A)                        5,281               --
      Payable for collateral on securities loaned (Note A)                      3,431           15,251
      Payable for securities purchased                                         20,629           31,635
      Payable to investment manager (Note B)                                      660              581
      Accrued expenses                                                            134              107
                                                                        -------------------------------
                                                                               30,135           47,574
                                                                        -------------------------------
NET ASSETS Applicable to Investors' Beneficial Interests                $   1,573,441    $   1,083,651
                                                                        -------------------------------

NET ASSETS consist of:
      Paid-in capital                                                   $     989,214    $     811,371
      Net unrealized appreciation in value of investment securities
        and option contracts written                                          584,227          272,280
                                                                        -------------------------------
NET ASSETS                                                              $   1,573,441    $   1,083,651
                                                                        -------------------------------
*Cost of investments:
Unaffiliated issuers                                                    $     900,387    $     858,349
Non-controlled affiliated issuers                                             100,866               --
                                                                        -------------------------------
      Total cost of investments                                         $   1,001,253    $     858,349
                                                                        -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                          SOCIALLY
                                                       GUARDIAN        MANHATTAN         PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
        Unaffiliated issuers                        $   7,690,732    $     615,904    $   3,584,061    $     255,850
        Non-controlled affiliated issuers               1,110,586               --               --               --
                                                    -----------------------------------------------------------------
                                                        8,801,318          615,904        3,584,061          255,850
    Cash                                                       13               12               19                1
    Deferred organization costs (Note A)                       23                9               16               10
    Dividends and interest receivable                       6,874              165            2,833              279
    Prepaid expenses and other assets                         175               18               78                4
    Receivable for securities sold                         16,328           20,605           27,925            2,969
                                                    -----------------------------------------------------------------
                                                        8,824,731          636,713        3,614,932          259,113
                                                    -----------------------------------------------------------------
LIABILITIES
    Option contracts written, at market value
      (Note A)                                             12,352               --               --               --
    Payable for collateral on securities loaned
      (Note A)                                              1,566               --            5,761               --
    Payable for securities purchased                       49,050           14,593           32,033            2,668
    Payable to investment manager (Note B)                  3,281              282            1,377              122
    Accrued expenses                                          275               95              188               42
                                                    -----------------------------------------------------------------
                                                           66,524           14,970           39,359            2,832
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   8,758,207    $     621,743    $   3,575,573    $     256,281
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
    Paid-in capital                                 $   6,162,849    $     528,461    $   2,874,020    $     188,995
    Net unrealized appreciation in value of
      investment securities and option contracts
      written                                           2,595,358           93,282          701,553           67,286
                                                    -----------------------------------------------------------------
NET ASSETS                                          $   8,758,207    $     621,743    $   3,575,573    $     256,281
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   5,377,996    $     522,622    $   2,882,508    $     188,564
Non-controlled affiliated issuers                         821,103               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $   6,199,099    $     522,622    $   2,882,508    $     188,564
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust


                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    12,565    $     4,129
      Dividend income -- non-controlled affiliated
        issuers                                             406             --
      Interest income                                     1,187          1,749
      Foreign taxes withheld (Note A)                       (28)            --
                                                    ---------------------------
        Total income                                     14,130          5,878
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  6,610          4,420
      Accounting fees                                        10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                    9              2
      Auditing fees                                          41             23
      Custodian fees (Note B)                               288            172
      Insurance expense                                      24              5
      Interest expense (Note D)                              --             --
      Legal fees                                             17             41
      Trustees' fees and expenses                            17             10
      Miscellaneous                                           1             11
                                                    ---------------------------
        Total expenses                                    7,017          4,694
      Fee waived by investment manager and/or
        expenses reduced by custodian fee
        arrangement (Note B)                                 (6)          (544)
                                                    ---------------------------
        Total net expenses                                7,011          4,150
                                                    ---------------------------
        Net investment income                             7,119          1,728
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      176,798         18,411
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --
    Net realized loss on option contracts written
      (Note A)                                             (327)            --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                           298,137        211,059
                                                    ---------------------------
        Net gain on investments                         474,608        229,470
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $   481,727    $   231,198
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                         SOCIALLY
                                                      GUARDIAN         MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    78,254      $       3,701     $     35,204    $      2,887
      Dividend income -- non-controlled affiliated
        issuers                                           3,303                 --               --              --
      Interest income                                    20,405                934            6,410             612
      Foreign taxes withheld (Note A)                      (798)               (63)            (182)             (6)
                                                    ----------------------------------------------------------------
        Total income                                    101,164              4,572           41,432           3,493
                                                    ----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                 32,887              3,093           12,498           1,123
      Accounting fees                                        10                 10               10              10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   26                 10               18               7
      Auditing fees                                          49                 37               43              20
      Custodian fees (Note B)                             1,113                205              457              91
      Insurance expense                                     130                 13               44               3
      Interest expense (Note D)                              --                  4               --              --
      Legal fees                                             18                 29               19              19
      Trustees' fees and expenses                            70                 10               28               7
      Miscellaneous                                           6                  8                2              --
                                                    ----------------------------------------------------------------
        Total expenses                                   34,309              3,419           13,119           1,280
      Fee waived by investment manager and/or
        expenses reduced by custodian fee
        arrangement (Note B)                                 (3)                (1)              (3)             (1)
                                                    ----------------------------------------------------------------
        Total net expenses                               34,306              3,418           13,116           1,279
                                                    ----------------------------------------------------------------
        Net investment income                            66,858              1,154           28,316           2,214
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      906,206            180,525          531,668          11,478
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers         (26,691)                --               --              --
    Net realized loss on option contracts written
      (Note A)                                           (8,365)                --               --              --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                         1,570,338             10,646          473,597          44,043
                                                    ----------------------------------------------------------------
        Net gain on investments                       2,441,488            191,171        1,005,265          55,521
                                                    ----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $ 2,508,346      $     192,325     $  1,033,581    $     57,735
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1997            1996            1997            1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $       7,119   $      11,390   $       1,728   $         471
    Net realized gain on investments            176,471          51,701          18,411           5,660
    Change in net unrealized
      appreciation (depreciation) of
      investments                               298,137         (21,728)        211,059          27,635
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          481,727          41,363         231,198          33,766
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   156,839         231,514         609,195         110,968
    Reductions                                 (187,496)       (119,679)        (16,606)        (27,030)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        (30,657)        111,835         592,589          83,938
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           451,070         153,198         823,787         117,704
NET ASSETS:
    Beginning of year                         1,122,371         969,173         259,864         142,160
                                          -------------------------------------------------------------
    End of year                           $   1,573,441   $   1,122,371   $   1,083,651   $     259,864
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                                     GUARDIAN              MANHATTAN               PARTNERS
                                                                    PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                                       Year                   Year                   Year
                                                                      Ended                  Ended                  Ended
                                                                    August 31,             August 31,             August 31,
                                                                 1997        1996       1997       1996        1997        1996
                                                              --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                     $   66,858  $   97,934  $   1,154  $     829  $   28,316  $   23,394
    Net realized gain on investments                             871,150     307,410    180,525     59,509     531,668     240,765
    Change in net unrealized appreciation of investments       1,570,338    (111,192)    10,646    (74,167)    473,597     (30,217)
                                                              --------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               2,508,346     294,152    192,325    (13,829)  1,033,581     233,942
                                                              --------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                    592,646   1,540,028     41,417     70,833     715,909     309,196
    Reductions                                                  (575,327)   (214,834)  (179,425)  (134,984)   (173,520)   (167,061)
                                                              --------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests             17,319   1,325,194   (138,008)   (64,151)    542,389     142,135
                                                              --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                          2,525,665   1,619,346     54,317    (77,980)  1,575,970     376,077
NET ASSETS:
    Beginning of year                                          6,232,542   4,613,196    567,426    645,406   1,999,603   1,623,526
                                                              --------------------------------------------------------------------
    End of year                                               $8,758,207  $6,232,542  $ 621,743  $ 567,426  $3,575,573  $1,999,603
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                                        SOCIALLY
                                                                       RESPONSIVE
                                                                        PORTFOLIO
                                                                          Year
                                                                          Ended
                                                                       August 31,
(000'S OMITTED)                                                   1997            1996
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                     $       2,214   $       1,307
    Net realized gain on investments                                 11,478          11,385
    Change in net unrealized appreciation of investments             44,043           9,035
                                                              -----------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                     57,735          21,727
                                                              -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                        57,455          45,974
    Reductions                                                      (17,394)         (5,963)
                                                              -----------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests                40,061          40,011
                                                              -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                97,796          61,738
NET ASSETS:
    Beginning of year                                               158,485          96,747
                                                              -----------------------------
    End of year                                               $     256,281   $     158,485
                                                              -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At August 31, 1997, the unamortized balance of such expenses amounted to $7,998, $1,763, $23,447, $8,926, $16,249, and
   $10,339, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the year ended August 31, 1997:

                                                                 VALUE
                                                                  WHEN
FOCUS                                             NUMBER        WRITTEN
--------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                          0      $          0
CONTRACTS WRITTEN                                 11,918         5,472,524
CONTRACTS EXPIRED                                   (600)         (125,696)
CONTRACTS EXERCISED                               (4,268)       (1,153,282)
CONTRACTS CLOSED                                  (5,800)       (2,208,361)
                                                 -------------------------
CONTRACTS OUTSTANDING 8/31/97                      1,250      $  1,985,185
                                                 -------------------------

                                                                  VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER         WRITTEN
---------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                          0      $           0
CONTRACTS WRITTEN                                 42,060         20,271,636
CONTRACTS EXPIRED                                    (60)           (13,319)
CONTRACTS EXERCISED                              (13,004)        (4,664,985)
CONTRACTS CLOSED                                 (20,999)       (10,102,298)
                                                 --------------------------
CONTRACTS OUTSTANDING 8/31/97                      7,997      $   5,491,034
                                                 --------------------------

10) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1997, Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. At August 31, 1997, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES        VALUE OF
                                                    LOANED         COLLATERAL
------------------------------------------------------------------------------
FOCUS                                            $  3,400,231     $  3,430,700
GENESIS                                            14,670,344       15,251,200
GUARDIAN                                            1,533,081        1,565,700
PARTNERS                                            5,298,063        5,761,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees was a reduction of $5,870, $4,507, $3,355, $839, $3,408, and $509, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1997, there were purchase and sale transactions (excluding short-term securities and option contracts written) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $   824,820,266     $   831,328,130
GENESIS                                              633,503,648          94,550,616
GUARDIAN                                           3,570,949,280       3,874,878,295
MANHATTAN                                            508,485,851         692,207,887
PARTNERS                                           2,566,392,485       1,986,851,872
SOCIALLY RESPONSIVE                                  136,770,015          98,492,220

   During the year ended August 31, 1997, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
--------------------------------------------------------------------------------------------
FOCUS                                            $  920,202      $   905,291     $ 1,825,493
GENESIS                                             516,040          344,057         860,097
GUARDIAN                                          4,806,913        3,733,422       8,540,335
MANHATTAN                                           458,679          512,347         971,026
PARTNERS                                          3,508,790        1,904,663       5,413,453
SOCIALLY RESPONSIVE                                 232,238           73,402         305,640

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1997, from the collateralization of securities loaned to or through Neuberger was $898,127, $69,948, $3,523,486, $326,403, $688,624, and
$51,639, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   At August 31, 1997, Genesis and Manhattan were two of the holders of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Another investment company managed by Management also participates in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $60,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at August 31, 1997, nor had Genesis utilized this line of credit at anytime prior to that date. The following information relates to short-term borrowings for the year ended August 31, 1997, for Manhattan. The average loan amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding) during the period was $4,550,758, the average interest rate was 6.13%, and the total interest expense on such borrowings was $3,875.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                 BALANCE OF                                   BALANCE OF
                                                   SHARES         GROSS          GROSS          SHARES
                                                    HELD        PURCHASES        SALES           HELD            VALUE
                    FOCUS                        AUGUST 31,        AND            AND         AUGUST 31,       AUGUST 31,
NAME OF ISSUER:                                     1996        ADDITIONS      REDUCTIONS        1997             1997
--------------------------------------------------------------------------------------------------------------------------
ADVANTA CORP. CLASS A                                    0      1,691,500              0      1,691,500       $56,030,938
DT INDUSTRIES                                            0      1,045,000              0      1,045,000        31,088,750
SIERRA HEALTH SERVICES                                   0        934,500              0        934,500        30,780,094

                                                 BALANCE OF                                   BALANCE OF
                                                   SHARES         GROSS          GROSS          SHARES
                                                    HELD        PURCHASES        SALES           HELD            VALUE
                  GUARDIAN                       AUGUST 31,        AND            AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                                     1996        ADDITIONS      REDUCTIONS        1997            1997
--------------------------------------------------------------------------------------------------------------------------
AGCO CORP.                                               0      4,737,400              0      4,737,400      $ 153,965,500
CAPITAL ONE FINANCIAL                            2,424,000      2,036,000         15,000      4,445,000        171,132,500
COLTEC INDUSTRIES                                4,778,900        115,000              0      4,893,900        109,501,013
COUNTRYWIDE CREDIT INDUSTRIES                    4,800,000        645,000              0      5,445,000        183,428,438
FINGERHUT COS.**                                 3,241,700              0      3,241,700              0                  0
FOUNDATION HEALTH SYSTEMS                        3,020,000      6,045,800              0      9,065,800        288,405,763
HEALTHSOURCE INC.**                              4,190,000              0      4,190,000              0                  0
HOSPITALITY PROPERTIES TRUST**                   1,442,600              0      1,442,600              0                  0
J & L SPECIALTY STEEL**                          3,278,200         10,000      3,288,200              0                  0
UCAR INTERNATIONAL                                       0      3,404,400              0      3,404,400        160,645,125
USFREIGHTWAYS CORP.**                            1,257,000              0      1,257,000              0                  0
ZEIGLER COAL HOLDING                             1,702,000              0              0      1,702,000         43,507,375

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 1997, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                        FOCUS                                                 GENESIS
                                      PORTFOLIO                                              PORTFOLIO
                                                          Period                                                       Period
                                                           from                                                         from
                                                        August 2,                                                    August 2,
                                                         1993(1)                                                      1993(1)
                                                        to August                                                    to August
                          Year Ended August 31,            31,                   Year Ended August 31,                  31,
                      1997      1996     1995    1994      1993        1997         1996        1995        1994        1993
                    -----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
    Gross
     Expenses(2)         .53%      .54%     --      --      --            .77%         .85%         --          --          --
                    -----------------------------------------------------------------------------------------------------------
    Net Expenses         .53%      .54%    .57%    .58%    .58%(3)        .77%(4)      .85%(4)     .94%(4)     .98%       1.07%(3)
                    -----------------------------------------------------------------------------------------------------------
    Net Investment
     Income              .54%     1.04%   1.05%   1.16%   1.46%(3)        .32%(4)      .27%(4)     .25%(4)     .18%        .37%(3)
                    -----------------------------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                     63%       39%     36%     52%      4%            18%          21%         37%         63%          3%
                    -----------------------------------------------------------------------------------------------------------
Average Commission
 Rate Paid           $0.0555   $0.0578      --      --      --        $0.0565      $0.0576          --          --          --
                    -----------------------------------------------------------------------------------------------------------
Net Assets, End of
 Year (in
 millions)          $1,573.4  $1,122.4  $969.2  $645.0  $574.0       $1,083.7       $259.9      $142.2      $138.6      $118.6
                    -----------------------------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements. For Genesis, these ratios include the management fee waiver.

3) Annualized.

4) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                             Year Ended August 31,
GENESIS                   1997       1996       1995
-------------------------------------------------------
Net Expenses              .87%       .95%       .97%
Net Investment Income     .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                GUARDIAN                                          MANHATTAN
                                                PORTFOLIO                                         PORTFOLIO
                                                                                                                    Period
                                                                   Period from                                       from
                                                                    August 2,                                      August 2,
                                                                     1993(1)                                        1993(1)
                                                                    to August                                      to August
                                   Year Ended August 31,               31,            Year Ended August 31,           31,
                             1997      1996      1995      1994       1993        1997     1996     1995    1994     1993
                           -------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Gross Expenses(2)           .46%      .46%       --        --        --          .59%     .58%     --      --      --
                           -------------------------------------------------------------------------------------------------
    Net Expenses                .46%      .46%      .48%      .50%      .51%(3)      .59%     .58%    .59%    .59%    .59%(3)
                           -------------------------------------------------------------------------------------------------
    Net Investment Income       .89%     1.72%     1.72%     1.66%     2.45%(3)      .20%     .13%    .42%    .53%    .55%(3)
                           -------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          50%       37%       26%       24%        3%          89%      53%     44%     50%      3%
                           -------------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                       $0.0538   $0.0580        --        --        --      $0.0573  $0.0373      --      --      --
                           -------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)             $8,758.2  $6,232.5  $4,613.2  $2,480.3  $1,777.6       $621.7   $567.4  $645.4  $521.7  $536.8
                           -------------------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                   PARTNERS                                        SOCIALLY RESPONSIVE
                                                   PORTFOLIO                                            PORTFOLIO
                                                                      Period from                                   Period from
                                                                   August 2, 1993(1)                             March 14, 1994(1)
                                   Year Ended August 31,             to August 31,      Year Ended August 31,      to August 31,
                             1997      1996      1995      1994          1993           1997     1996     1995         1994
                           -------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Gross Expenses(2)           .48%      .51%       --        --            --            .63%     .65%     --           --
                           -------------------------------------------------------------------------------------------------------
    Net Expenses                .48%      .51%      .53%      .54%          .54%(3)        .63%     .65%    .68%         .69%(3)
                           -------------------------------------------------------------------------------------------------------
    Net Investment Income      1.05%     1.26%     1.13%      .75%         1.19%(3)       1.08%    1.02%   1.18%        1.33%(3)
                           -------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          77%       96%       98%       75%            8%            51%      53%     58%          14%
                           -------------------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                       $0.0522   $0.0494        --        --            --        $0.0568  $0.0587      --           --
                           -------------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)             $3,575.6  $1,999.6  $1,623.5  $1,340.3      $1,182.1         $256.3   $158.5   $96.7        $70.7
                           -------------------------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements.

3) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio and
Neuberger&Berman Socially Responsive Portfolio

   We have audited the accompanying statements of assets and liabilities of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio (collectively the "Portfolios"), including the schedules of investments, as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio as of August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 3, 1997

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series comprising Equity Managers Trust (the "Trust"), as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 3, 1997

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264
SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698
CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180
LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800
INDEPENDENT ACCOUNTANTS/AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
OFFICERS AND TRUSTEES
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Donald M. Cox
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Neuberger&Berman Management Inc., Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman Manhattan Trust, Neuberger&Berman Partners Trust, and Neuberger&Berman Socially Responsive Trust are registered service marks of Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Inc.

Notice to Shareholders (Unaudited)

   For Neuberger&Berman Guardian Trust 75% of the dividends distributed during the fiscal year ended August 31, 1997 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 1998 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1997 income tax returns.

NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-

    605 THIRD AVENUE 2ND FLOOR
    NEW YORK, NY 10158-0180
    SHAREHOLDER SERVICES
    800-877-9700
    INSTITUTIONAL SERVICES
    800-366-6264



Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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                                                            NBETAR020897